Exhibit 10.1

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LEASE
BY AND BETWEEN
TARANTULA VENTURES LLC
AND
RACKSPACE US, INC.

CH1 DATA CENTER
2200 BUSSE ROAD
ELK GROVE VILLAGE, ILLINOIS

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LEASE

This Lease (the “Lease”) is made as of the 31st day of July, 2009 (the “Lease Commencement Date”) by and between Tarantula Ventures LLC, a Delaware limited liability company (hereinafter referred to as “Landlord”), and Rackspace US, Inc., a Delaware corporation (hereinafter referred to as “Tenant”).

RECITALS:

A.           Landlord has constructed a data center facility known as “CH1 Phase I”, located in 2200 Busse Road, Elk Grove Village, Illinois (the “Building”) situated on certain real property owned by Landlord legally described on Exhibit A attached hereto (the “Land”).  The Building and the Land shall constitute the “Property”.

B.           CH1 Phase I contains approximately two hundred fifty-three thousand (253,000) gross square feet, comprised in part of approximately one hundred twenty-one thousand (121,000) square feet of raised floor area, and has 18.2 megawatts of Critical Load Power (as defined in Section 13.2 below) available to it.  The raised floor space in CH1 Phase I is divided into computer rooms of varying sizes (each a “Pod”).

C.           Adjoining the Building is an office building (the “Office Building”).  Moreover, the Building and Land contain additional space sufficient to construct another data center facility (“CH1 Phase II”) which Landlord (in its sole discretion) may, but shall be under no obligation to, construct.

D.           The Tenant desires to lease a portion of the rentable area of said Building and a portion of the rentable area of said Office Building, and Landlord is willing to rent such portion of the rentable area of said Building and such portion of the rentable area of said Office Building to Tenant, upon the terms, conditions, covenants and agreements set forth herein.

Now, Therefore, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

ARTICLE I

THE PREMISES

1.1 Landlord hereby leases and demises to Tenant and Tenant hereby leases and accepts from Landlord, for the term and upon the terms and conditions hereinafter set forth, the space in CH1 Phase I designated on the floor plan attached hereto as Exhibit B as computer rooms 1, 5, 6, 7 and 8 (“Pod 1”, “Pod 5”, “Pod 6”, “Pod 7”, and “Pod 8”, respectively; each, a “Pod”; collectively, the “Pods”).  Pod 1 contains approximately two thousand seven hundred

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(2,700) rentable square feet of raised floor and each of Pod 5, Pod 6, Pod 7 and Pod 8 contains approximately eight thousand five hundred (8,500) rentable square feet of raised floor.  The Pods, together with the Office Space (defined below) and the Storage Space (defined below) are hereinafter referred to as the “Premises”.  Subject to the terms and provisions of Section V below, Tenant shall at all times throughout the Lease Term, have access to the Premises twenty-four (24) hours per day, seven (7) days per week.

1.2 Subject to the terms of this Lease, Tenant shall also have the right to use the public and common areas and facilities in the Building and the Office Building and on the Land (the “Common Areas”), including any lobby area, the loading dock and any other areas devoted to the public such as corridors, fire vestibules, restrooms, janitor closets and other similar facilities, and those areas of the Building and the Office Building provided for use in common by Landlord and Tenant and other tenants of the Building and Office Building, whether or not any such area is open to the general public, but includes no other rights not specifically set forth herein.  In addition, Tenant shall have the right, to the extent reasonably necessary in order for Tenant to use the Premises for Permitted Uses (as defined in Section 6.1 below), upon request to Landlord whenever practicable, (but in all cases subject to Landlord’s reasonable security procedures), to access the telephone rooms located in the Building and the Office Building.  Tenant shall have the right to access the mechanical and electrical rooms and closets located in the Building and the Office Building, to the extent such access is reasonably necessary or desirable in connection with Tenant’s use of the Premises for the Permitted Uses, subject to Landlord’s approval, not to be unreasonably withheld or delayed and subject further to Landlord’s reasonable security procedures.

1.3 Landlord hereby leases to and demises to Tenant and Tenant hereby leases and accepts from Landlord for the period beginning on the Rent Commencement Date and ending upon the expiration of the Lease Term (defined below) (the “Office Space Term”) and upon the terms and conditions hereinafter set forth, office space in the Office Building consisting of approximately eight thousand four hundred eighty-four (8,484) rentable square feet on the first floor of the Office Building, as more particularly described on the floor plan attached hereto as Exhibit B-1 (the “Office Space”).  Tenant shall occupy the Office Space in two (2) phases (“Office Space Phase I” and “Office Space Phase II”).  It is anticipated that Office Space Phase I will consist of approximately five thousand three hundred eighty-five (5,385) rentable square feet and Office Space Phase II approximately three thousand ninety-nine (3,099) rentable square feet, provided that the exact area of the two phases shall be as mutually agreed between Landlord and Tenant within thirty (30) days after the Lease Commencement Date.  Provided Landlord [*****] delivers the Office Space to Tenant as provided herein below, Tenant shall be obligated to take occupancy of Office Space Phase I on the Rent Commencement Date, and Office Space Phase II on the earlier to occur of (i) [*****] or (ii) such earlier date as requested by Tenant upon one hundred twenty (120) days advance written notice (the “Office Space Phase II Notice”) to Landlord (“Office Space Phase II Commencement Date”).  Except as otherwise expressly provided herein, the Office Space shall be considered a part of the Premises for all purposes hereunder.  [*****].  Notwithstanding anything to the contrary contained herein, in the event Landlord does not deliver the Office Space Phase I [*****] broom clean, with a security

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access card reader allowing entry only to persons on the Tenant Access List pursuant to Article V below, on the Rent Commencement Date, then Tenant’s obligation to commence paying Office Rent in accordance with Section 3.3 below shall be delayed until the date on which Landlord delivers the Office Space Phase I to Tenant as aforesaid.  Further notwithstanding anything to the contrary contained herein, in the event Landlord does not deliver the Office Space Phase II [*****] broom clean, on the Office Space Phase II Commencement Date, then Tenant’s obligation to commence paying full Office Rent in accordance with Section 3.3 below [i.e., that portion of Office Rent allocable to Office Space Phase II] shall be delayed until the date on which Landlord delivers the Office Space Phase II to Tenant as aforesaid.

1.4 Landlord hereby leases to and demises to Tenant and Tenant hereby leases and accepts from Landlord for the period beginning on the Rent Commencement Date (“Storage Space Commencement Date”) and ending upon the expiration of the Lease Term (the “Storage Space Term”), and upon the terms and conditions hereinafter set forth, storage space in the Building consisting of Storage Room No. 1001-A (containing approximately one thousand six hundred (1,600) square feet), as more particularly described on the floor plan attached hereto as Exhibit B (the “Storage Space”).  Except as otherwise expressly provided herein, the Storage Space shall be considered a part of the Premises for all purposes hereunder.  Notwithstanding anything to the contrary contained herein, in the event Landlord does not deliver the Storage Space broom clean, with a security access card reader allowing entry only to persons on the Tenant Access List pursuant to Article V below, and with appropriate demising walls (walls consist of coated and painted steel mesh), on the Storage Space Commencement Date, then Tenant’s obligation to commence paying Storage Rent in accordance with Section 3.3 below shall be delayed until the date on which Landlord delivers the Storage Space to Tenant as aforesaid.

ARTICLE II

TERM

2.1 Except as otherwise set forth herein, all of the provisions of this Lease shall be in full force and effect from and after the Lease Commencement Date.  The term of this Lease (hereinafter referred to as the “Lease Term” or “Term”) shall commence on the Rent Commencement Date, as determined pursuant to Section 2.2 below, and continue for a period of fifteen (15) years thereafter, unless such Lease Term shall be extended, renewed or terminated earlier in accordance with the provisions hereof.  Notwithstanding the foregoing, if the Rent Commencement Date shall occur on a day other than the first day of a month, the Lease Term shall commence on such date and continue for the balance of such month and for a period of fifteen (15) years thereafter.  The term “Lease Term” shall include any properly exercised renewals and extensions of the term of this Lease.

2.2 (a)           The “Rent Commencement Date” shall be the earlier of (i) November 1, 2009 (the “Anticipated Rent Commencement Date”) or (ii) the date on which Tenant commences the conduct of its business upon any portion of the Premises, but only with respect to such portion.  Landlord represents that as of the Lease Commencement Date, the following items

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have been completed, obtained and/or are true, as applicable, and Landlord warrants and covenants that the same will be completed, in effect and/or true, as applicable, as of the Rent Commencement Date:  (I) Landlord’s Work (as hereinafter defined) [*****] has been substantially completed in accordance with Section 9.1 below; (II) all mechanical and electrical systems for each Pod, and all components thereof, including, without limitation, power distribution units (“PDUs”), power distribution boards, computer room air conditioning units (“CRACs”) and other components of the HVAC system, uninterruptible power systems (“UPSs”), EPO kiosks, and back-up diesel engine generators (“Engine Generators”), and the Security Systems (as hereinafter defined) and Building Management System (as hereinafter defined), are in good working order; (III) data center level 4 testing and level 5 commissioning have been completed with respect to all mechanical and electrical systems for each Pod as certified by EYP Mission Critical Facilities, the Building engineer; and (IV) a certificate of occupancy and any other required occupancy and/or use permits have been issued by Cook County and/or such other applicable governmental authority for the Building, including the Pods.  For avoidance of doubt, except as otherwise expressly provided in Section 2.4 below, the Early Access (as hereinafter defined), the Electrical and Mechanical Systems Testing (as hereinafter defined) and Tenant’s performance of Tenant’s Installations (as hereinafter defined) shall not constitute the conduct of Tenant’s business upon any portion of the Premises.

(b) [*****].  Notwithstanding the foregoing, 5.633 megawatts of Critical Load Power will be available to the Premises as of the Rent Commencement Date, and Tenant may use more than the applicable Phase Load Limit, up to 5.633 megawatts, at any time during the Lease Term, subject to and in accordance with the terms and provisions of this Section 2.2(b).  [*****].

(c) Notwithstanding anything to the contrary contained herein, in the event Landlord or an affiliate of Landlord fails to complete Tenant’s Deployment Work to the extent required to support the delivery of Phase 1 in accordance with Section 2.2(b) above on or prior to the Anticipated Rent Commencement Date, then the Rent Commencement Date shall be delayed until the date on which such condition is satisfied or completed as provided herein.  Notwithstanding the foregoing, if Landlord shall be delayed in satisfying the condition set forth herein above as a result of delays caused by Tenant, then, for purposes of determining when such condition is satisfied, such condition shall be deemed satisfied on the date such condition would have been satisfied absent any such Tenant-caused delay.  Within ten (10) days after the occurrence of a Tenant-caused delay, Landlord shall notify Tenant in writing of such Tenant-caused delay.  If Landlord fails to so notify Tenant within said ten (10) day period and such failure to notify continues for twenty (20) days thereafter, then Landlord shall be deemed to have waived and excused any such Tenant-caused delay.

(d) Promptly after the Rent Commencement Date and the commencement of each subsequent Phase are ascertained, Landlord and Tenant shall execute a written declaration setting forth, as applicable, the Rent Commencement Date, the commencement date of each subsequent Phase (subject to the provisions of Section 2.2(b) above), and the date upon which

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the Lease Term and the applicable Phase will expire.  The form of such declaration is attached hereto as Exhibit C and made a part hereof.

2.3 For purposes of this Lease, the term “Lease Year” shall mean either (a) if the Rent Commencement Date shall not occur on the first day of a calendar month, each period of twelve (12) consecutive calendar months commencing on the first day of the month immediately following the month in which the Rent Commencement Date occurs, and on each anniversary of such date, provided that the first Lease Year shall also include the period from the Rent Commencement Date to the first day of the month immediately following the Rent Commencement Date; or (b) if the Rent Commencement Date shall occur on the first day of a calendar month, each period of twelve (12) consecutive calendar months commencing on the Rent Commencement Date and on each anniversary of such date, whichever is applicable.

2.4 Landlord shall permit Tenant to enter the Premises starting on the Lease Commencement Date (the “Early Access”), in order to commence installation of racks, infrastructure, furniture and other equipment in the Premises (“Tenant’s Installations”) provided that, prior to commencing any such work in the Premises, Tenant shall comply in all respects with the requirements of Article IX below.  In performing Tenant’s Installations during Tenant’s Early Access, Tenant shall be permitted to use [*****] and normal, non-Critical Load Power in the Premises, at its expense, for installation and testing.  Except as otherwise expressly provided herein below, [*****], Tenant will be deemed to have commenced the conduct of its business for purposes of subpart (ii) of the first sentence of Section 2.2(a) hereof, provided, that Landlord shall not be required to give Tenant more than one (1) such notice and opportunity to cure during Early Access.  All terms and conditions of this Lease, as executed, shall apply to Tenant’s Early Access, [*****].  Notwithstanding anything to the contrary contained herein, Landlord acknowledges and agrees that: (a) Tenant, at Tenant’s sole cost and expense pursuant to a separate agreement between Tenant and DFTS (as hereinafter defined), shall be permitted during the Early Access to perform certain testing reasonably agreed to by Landlord, Tenant and DFTS, with respect to the electrical and mechanical systems for the Building and the Pods (the “Electrical and Mechanical Systems Testing”), and (b) the use of Critical Load Power, including the use of [*****], in the Premises for any period of time in connection with such Electrical and Mechanical Systems Testing shall not be considered the conduct of Tenant’s business for purposes of subpart (ii) of the first sentence of Section 2.2(a) above.

ARTICLE III

BASE RENT

3.1 Commencing on the Rent Commencement Date, Tenant shall pay to Landlord as monthly base rent (“Base Rent”), net of all Operating Expenses (which term is defined in Section 4.2 below), without set off, deduction (unless otherwise expressly agreed to herein) or demand, an amount equal to [*****] on the date that such monthly Base Rent is due and payable subject to annual adjustment pursuant to Section 3.2 below.  The monthly Base Rent payable hereunder shall be due and payable in advance on the first day of each month.  Payment of monthly Base Rent for any fractional calendar month shall be prorated.  [*****].

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3.2 The Base Rent Rate shall be escalated on the first day of the second (2nd) Lease Year and each anniversary of such date thereafter during the Lease Term (each, an “Escalation Date”) by [*****].

3.3 Subject to the terms and provisions of Section 1.3 above, commencing on later to occur of (i) the Rent Commencement Date, or (ii) the date on which [*****], in addition to the monthly Base Rent set forth in Section 3.1 above, Tenant shall, subject to adjustment as set forth in Section 1.3 above [*****], pay to Landlord monthly base rent in the amount of [*****] for the Office Space (the “Office Rent”); provided, however, that subject to the terms and provisions of Section 1.3 above, until the Office Space Phase II Commencement Date occurs Tenant shall be obligated to pay only a pro-rata share of Office Rent based on the ratio of the area of Office Space Phase I over the total area of the Office Space.  Subject to the terms and provisions of Section 1.4 above, commencing on the Rent Commencement Date, Tenant shall pay to Landlord monthly base rent in the amount of [*****] for the Storage Space (the “Storage Rent”).  The Office Rent and Storage Rent shall be due and payable in advance of the first day of each month.  The Office Rent and Storage Rent shall be increased each Lease Year as and when Base Rent is increased pursuant to Section 3.2 above.  Payments of Office Rent and/or Storage Rent for any fractional calendar month shall be prorated.

3.4 All rent shall be paid to Landlord in legal tender of the United States at the address to which notices to Landlord are to be given or to such other address as Landlord may designate from time to time by written notice to Tenant.  If Landlord shall at any time accept rent after it shall come due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord’s rights hereunder.

ARTICLE IV

ADDITIONAL RENT

4.1 From and after the Rent Commencement Date, Tenant shall pay as additional rent, (i) its Pro Rata Share of Operating Expenses (as defined in Section 4.2(a) below) incurred each year in the operation of CH1 Phase I and (ii) a management fee for the management and operation of CH1 Phase I equal to [*****] (the “Management Fee”).  Tenant’s “Pro Rata Share” shall mean thirty and ninety-five one hundredths percent (30.95%).  Commencing on the Rent Commencement Date, [*****], Tenant shall pay the Management Fee and Tenant’s Pro Rata Share of all Operating Expenses for CH1 Phase I with respect to the entire Premises [*****].  If Landlord elects to construct CH1 Phase II and to operate CH1 Phase I and CH1 Phase II as an integrated facility, upon completion of CH1 Phase II, Tenant’s Pro Rata Share shall be reduced to the ratio of the Critical Load Power available to the Premises compared to the Critical Load Power available, in the aggregate, to both CH1 Phase I and CH1 Phase II.  [*****].

4.2 (a)           “Operating Expenses” shall, subject to the exclusions set forth below, mean and include those direct reasonable expenses actually incurred (directly or indirectly) by Landlord in operating and maintaining the Property (or any portion thereof), but only to the extent directly attributable or reasonably allocable to CH1 Phase I calculated in accordance with

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generally accepted accounting principles and real property management practices, both consistently applied, including the following:  [*****].  Notwithstanding the foregoing to the contrary, Operating Expenses shall not include (i) the cost of any capital improvement to the Property other than those included in clause (5) above; (ii) expenses Landlord incurs in connection with leasing or procuring tenants or renovating space for new or existing tenants, including brokerage commissions, legal fees, lease concessions, rental abatements and construction allowances; (iii) costs and fees including, without limitation, legal fees, incurred in disputes with Tenant or other tenants at the Building, in connection with enforcing leases at the Building and/or in connection with violations of laws by Landlord with respect to the Property; (iv) interest or principal payments on any mortgages or, subject to clause (5) above, other indebtedness of Landlord; (v) ground lease payments; (vi) the cost of repairs or other work to the extent Landlord is reimbursed by insurance (or would have been reimbursed had Landlord maintained the insurance coverages required in Article 12 below) or condemnation proceeds; (vii) costs incurred in connection with the sale, financing or refinancing of the Building; (viii) organizational expenses associated with the creation and/or operation of the ownership entity which constitutes Landlord; (ix) Landlord’s administrative costs; (x) advertising, promotion, charitable and tenant relations expenses; (xi) any amount for which Landlord receives payment directly by a tenant or non-tenant other than as an Operating Expense; (xii) the cost of correcting defects in the original construction or any renovation of the Building; (xiii) the cost of maintaining, repairing and/or replacing the foundation, roof, exterior walls and/or any other structural element of the Building; (xiv) depreciation (except to the extent permitted in clause (5) above); (xv) costs associated with the cleanup or removal of Hazardous Materials that are in existence as of the Lease Commencement Date in violation of applicable laws; and (xvi) costs for which Landlord is compensated by warranties.  For avoidance of doubt, Landlord and Tenant acknowledge and agree that, other pursuant to Section 4.2(c) below, Operating Expenses shall not include any costs or expenses associated with the Office Building.

(b) “Taxes” shall mean and include (i) all taxes on real property and personal property, ad valorem taxes, surcharges, general and special assessments and impositions, general and special, ordinary and extraordinary, foreseen or unforeseen, of any kind levied or imposed upon Landlord, the Building or the Land, or assessed against the Property or any machinery, equipment, fixtures or other personal property of Landlord thereon or therein, or in connection with the use thereof (including any transit, personal property, sales, rental, use, gross receipts and occupancy tax and other similar charges); (ii) any other present or future taxes or governmental charges which are imposed upon Landlord or assessed against the Building or the Land, and which are in the nature of, or in substitution for, real property taxes, including any tax levied on or measured by rents payable by tenants of the Property, any public safety fee or similar charge, any transit, sales, receipts, rental, use or occupancy tax or fee, and any assessment imposed in connection with business improvement, transportation or similar districts; (iii) any assessments against the Building or the Land, or against Landlord with respect to the Building or the Land, by any association now or hereafter established to administer, oversee or enforce common covenants or other rules and regulations to which the Building, Land or common areas are subject or to operate, maintain, repair or replace common or public areas or facilities thereof; and (iv) all taxes which are imposed upon Landlord, and which are assessed against the value of any

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improvements to the Premises made by Tenant or any machinery, equipment, fixtures or other personal property of Tenant used therein.  Notwithstanding anything to the contrary contained herein, taxes shall not include any income taxes, excess profits taxes, excise taxes, franchise taxes, estate taxes, inheritance taxes, succession taxes, gains taxes, grantor’s taxes, recordation taxes and/or transfer taxes, except to the extent such taxes fall within clause (ii) above.  If the Land and all buildings comprising the Complex are assessed together, then the Taxes for CH1 Phase I shall be a fraction of such Taxes, such fraction to be based upon a fair and equitable allocation determined in Landlord’s reasonable discretion.  The tax and assessment bills used in calculating Tenant's obligation attributable to Taxes in a given Lease Year shall be those which become due for payment during such Lease Year, without regard to the period for which the Taxes are levied or assessed and without regard to whether or not the Lease was in existence during such period.  Landlord and Tenant agree and acknowledge that the Property is located in Cook County, Illinois, and that Cook County real property taxes are customarily billed and payable one (1) year in arrears.  If Landlord contests Taxes for any calendar year contained within the Lease Term and such contest results in a decrease in Taxes for such calendar year, then Landlord shall credit against the monthly installments of Base Rent next coming due Tenant’s proportionate share of such refund, but only up to an amount equal to the payment made by Tenant for such calendar year on account of Taxes.  If Landlord contests the Taxes for any calendar year and such contest results in an increase in Taxes for such calendar year, Landlord shall have the right to bill Tenant for prior underpayments of Taxes thereby resulting.  Landlord’s and Tenant’s obligations under this Section 4.2(b) shall survive the expiration or earlier termination of the Lease Term.

(c) CH1 Phase I is operated as part of a complex that includes:  (i) the Office Building; (ii) the Building; (iii) the portion of the structure, of which the Building is a part,  remaining for construction of CH1 Phase II; and (iv) the vacant future development site located at the northwestern corner of the Land (collectively the “Complex”).  As a result, there shall be included in Operating Expenses a fraction of Complex Common Area Expenses, which fraction shall be based on a fair and equitable allocation reasonably determined by Landlord.  As used above, the term “Complex Common Area Expenses” shall mean those Operating Expenses incurred by Landlord in owning, operating and/or managing the common areas of the Complex, including common parking areas and facilities (as opposed to those Operating Expenses related exclusively to CH1 Phase I), but only to the extent directly attributable or reasonably allocable to CH1 Phase I.

(d) Notwithstanding anything to the contrary contained herein, Landlord shall use commercially reasonable efforts to minimize Operating Expenses without compromising the integrity of the Building, the Premises or the services Landlord is required to provide under the Lease.  Furthermore, Landlord shall pay, promptly when due, all Taxes relating to the Property.

4.3 If the Lease Term commences or expires on a day other than the first day or the last day of a calendar year, respectively, then Tenant’s Pro Rata Share of Operating Expenses shall be apportioned so that Tenant shall pay Tenant’s Pro Rata Share of Operating Expenses

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attributable to only that portion of such year as falls within the Lease Term.  This Section 4.3 shall survive the expiration or earlier termination of this Lease.

4.4 In the event the average occupancy rate for the entire Building shall be less than one hundred percent (100%), or if any tenant is paying separately for electricity or other utilities or services furnished to its premises, then, for purposes of calculating the additional rent payable by Tenant pursuant to this Article IV for each calendar year, the Operating Expenses for such calendar year that fluctuate depending on the level of occupancy of the Building shall be increased by the amount of additional costs and expenses that Landlord reasonably estimates would have been incurred if the average occupancy rate for the entire Building had been one hundred percent (100%) and as if no tenants had separately paid for electricity or other utilities and services for such calendar year.  It is the intent of this provision to permit Landlord to recover Operating Expenses attributable to occupied space in the Building only, even though the aggregate of such expenses shall have been reduced as a result of vacancies in the Building.  This Section 4.4 shall not be construed to permit Landlord to, and Landlord shall not, recover from Tenant additional rent on account of Operating Expenses for any calendar year which when added to the total amount of additional rent payable by all tenants of the Building on account of Operating Expenses for such year, will exceed the actual Operating Expenses incurred by Landlord for such year.

4.5 Subject to Section 4.3 above, commencing on the Rent Commencement Date and on the first day of each month thereafter, Tenant shall make estimated monthly payments to Landlord on account of the Operating Expenses that are expected to be incurred during each calendar year falling entirely or partially within the Lease Term.  The amount of such monthly payments shall be determined as follows: commencing with the Rent Commencement Date and at the beginning of each calendar year thereafter, Landlord shall submit to Tenant a statement setting forth Landlord’s reasonable estimate of the Operating Expenses that are expected to be incurred during such calendar year and Tenant’s Pro Rata Share thereof (as determined in accordance with Section 4.1 hereof).    Except with respect to charges for heat rejection HVAC (as defined below in Section 13.2(i)), which shall be paid by Tenant pursuant to Section 13.4 below, Tenant shall pay to Landlord on the first day of each month following receipt of such statement during such calendar year an amount equal to Tenant’s Pro Rata Share of the anticipated Operating Expenses multiplied by a fraction, the numerator of which is one (1) and the denominator of which is twelve (12).  Except with respect to estimated charges for heat rejection HVAC, which shall be reconciled in accordance with Section 13.4 below, within approximately ninety (90) days, but not later than one hundred fifty (150) days, after the expiration of each calendar year, Landlord shall submit to Tenant a statement (the “Reconciliation Statement”), showing (i) the Operating Expenses actually incurred during the preceding calendar year and Tenant’s Pro Rata Share thereof, and (ii) the aggregate amount of the estimated payments made by Tenant on account thereof.  If the aggregate amount of such estimated payments exceeds Tenant’s actual liability for such Operating Expenses, then Landlord shall credit the net overpayment against the next monthly installment(s) of Additional Rent coming due under this Lease (except that any such overpayment during the last calendar year falling wholly or partly within the Lease Term shall be promptly refunded to Tenant by

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Landlord).  If Tenant’s actual liability for such Operating Expenses exceeds the estimated payments made by Tenant on account thereof, then Tenant shall pay to Landlord the total amount of such deficiency within thirty (30) days after its receipt of the applicable Reconciliation Statement from Landlord.  The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.  [*****].

4.6 Provided no Event of Default exists hereunder, Tenant or an independent certified public accountant (on behalf of Tenant) reasonably approved by Landlord, shall have the right, during regular business hours, at the metropolitan [Washington, D.C.] [Chicago, Illinois] area management office for the Building, and after giving at least fifteen (15) days’ advance written notice to Landlord, to commence to have Landlord’s books and records related to Operating Expenses for the immediately preceding calendar year reviewed (and if so commenced, to diligently pursue such review to completion), provided that such review shall be concluded not later than nine (9) months following the date of Tenant’s receipt of the Reconciliation Statement for the year to which such review relates, so long as Landlord’s books and records remain reasonably available for review by Tenant and/or Tenant’s accountant.  In connection therewith, Landlord shall maintain its books and records in a commercially reasonable condition, capable of being audited by Tenant and/or its accountant.  If Landlord disagrees with the results of Tenant’s review and audit, then Landlord and Tenant’s auditor shall together select a neutral auditor of similar qualifications to conduct a review of such books and records (the fees of such neutral auditor to be shared equally by Landlord and Tenant), and the determination of Operating Expenses reached by such neutral auditor shall be final and conclusive.  Notwithstanding anything to the contrary contained herein, in the event Landlord does not contest Tenant’s review and audit within forty-five (45) days after receipt thereof, then Landlord shall be deemed to have approved such review and audit.  If the amounts paid by Tenant to Landlord on account of Operating Expenses (a) exceed the amounts to which Landlord is entitled hereunder, then Landlord shall credit the amount of such excess toward the next monthly payment(s) of Additional Rent due hereunder, or (b) are less than the amounts to which Landlord is entitled hereunder, then Tenant shall pay such deficiency as Additional Rent within thirty (30) days after final determination of said Operating Expenses and receipt of written request.  Excluding the fees of any neutral auditor selected by the parties hereto as aforesaid, which shall be shared equally by Landlord and Tenant, all costs and expenses of any such review by Tenant and/or Tenant’s accountant shall be paid by Tenant; provided, however, that if the amount of Operating Expenses used in such Reconciliation Statement to calculate Tenant’s Proportionate Share thereof was overstated by Landlord by more than five percent (5%), Landlord shall, within thirty (30) days after receipt of written request from Tenant, accompanied by back-up documentation reasonably acceptable to Landlord, reimburse Tenant for the commercially reasonable, out of pocket hourly or flat fee costs and expenses paid by Tenant in connection with Tenant’s review.  Any and all information obtained through any such review (including without limitation, any matters pertaining to Landlord, its managing agent or the Building), and any compromise, settlement or adjustment that may be proposed or reached between Landlord and Tenant as a result of such review, shall be held in strict confidence, and neither Tenant nor any of Tenant’s Agents shall disclose any such information to any person or entity other than a Permitted Recipient.  A “Permitted Recipient” shall be the officers, directors, partners and employees of

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Tenant, Tenant’s certified public accountants who have responsibilities related to Operating Expenses, Tenant’s attorneys  involved with the Lease or such review, any employees of Tenant’s auditor involved with such review, or any person or entity to whom disclosure is required by applicable judicial or governmental authority.  Prior to disclosing any such information to any Permitted Recipient (including its auditor), Tenant shall instruct such Permitted Recipient to abide by this confidentiality provision.  Notwithstanding anything herein to the contrary, if Tenant does not notify Landlord in writing of any objection to an annual Operating Expenses Reconciliation Statement within one hundred fifty (150) days after receipt thereof, then Tenant shall be deemed to have waived any such objection and shall have no right to review Landlord’s books and records related to Operating Expenses that are the subject of such Reconciliation Statement; [*****].

ARTICLE V

SECURITY

5.1 Landlord shall provide the following security services and operate and maintain, in a manner consistent with a first-class data center, the following systems with respect to the Office Building, the Building and the Premises, the cost of which shall be included in Operating Expenses if and to the extent permitted under Article IV above: (i) administration of Office Building perimeter security and Building perimeter security including, without limitation, the Common Areas, (ii) monitoring and administration of the Building’s access card system and the Office Building’s access card system, (iii) monitoring and oversight of loading dock security and the parking lot located on the Land (the “Parking Lot”), (iv) monitoring and operation of security cameras throughout the Office Building and throughout the Building, and (v) monitoring of the routes of ingress to, and egress from, the Premises, the Building and the Office Building (the “Security Systems”).

5.2 Tenant shall have the right to, subject to Article IX hereof, install, manage and/or maintain, at its sole cost and expense, security services and systems to protect the Premises and vault environments including, without limitation, a secondary security perimeter within the Premises and electronic “key card” security system and/or biometric access system, in addition to the standard Building, Office Building and Property security services provided by Landlord.  Tenant agrees that such security systems shall not (i) limit Landlord’s ability to access the space in the event of an emergency or to perform routine maintenance, subject to Section 11.1 hereof and Exhibit F attached hereto, or (ii) materially, adversely affect any area outside of the Premises.  Tenant shall, upon ten (10) days’ advance written notice to Landlord, have the right to obtain, at no additional cost to Tenant, monthly reports from Landlord regarding entry data and card access for: (a) each person on the Tenant Access List (as hereinafter defined) that enters the

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Building and Office Building and (b) each person that enters the Premises.  Tenant shall, further, have the right to request entry data, review video and card access for the Premises, the Building, the Office Building and the Parking Lot, as situations dictate to resolve its own reasonable security concerns or support any necessary personnel inquires, and Landlord or the Management Company (defined in Section 13.5 below) shall use commercially reasonable efforts to furnish all such records, all subject to availability, no more than forty-eight (48) hours after such request by Tenant.

5.3 Notwithstanding anything to the contrary contained herein, if (i) any breach of security in the Premises shall occur, (ii) any Service Interruption (as defined in Section 13.8 below) shall occur, or (iii) any other event adversely impacting the operation of the Premises occurs, Tenant shall immediately provide notice to Landlord via (a) email to the following (twenty-four (24) hours per day, seven (7) days per week and three hundred sixty-five (365) days per year) [*****] and (b) telephone call to the following (twenty-four (24) hours per day, seven (7) days per week and three hundred sixty-five (365) days per year) Landlord’s Emergency/Security Response Center [*****] and/or such other email address and/or phone number as Landlord shall from time to time notify Tenant in writing (“Landlord’s Emergency Contacts”).

5.4 Notwithstanding anything to the contrary contained herein, if (i) any breach of security in the Building and/or the Premises shall occur, (ii) any Service Interruption (as hereinafter defined) and/or reductions in levels of redundancy as provided in Section 13.2 below shall occur, or (iii) any other event adversely impacting the operation of the Premises and/or the Building occurs, Landlord shall immediately provide notice to Tenant via (a) email to [*****] (twenty-four (24) hours per day, seven (7) days per week and three hundred sixty-five (365) days per year) and (b) telephone call to [*****] (twenty-four (24) hours per day, seven (7) days per week and three hundred sixty-five (365) days per year), and/or to such other email address and/or phone number as Tenant shall from time to time notify Landlord in writing  (“Tenant’s Emergency Contacts”).

5.5 Tenant shall provide to Landlord an access list (as updated and/or modified from time to time by Tenant, the “Tenant Access List”) designating employees of Tenant and Permitted Licensees (defined in Section 7.6 below) that are permitted to enter the Premises.  Each Tenant employee/Permitted Licensee designated by Tenant on the Tenant Access List shall receive a permanent access badge (an “Access Badge”).  [*****]. Tenant shall be solely responsible for updating the Tenant Access List and providing any changes to Landlord.  In the event that any Tenant employee or Permitted Licensee is removed from the Tenant Access List by Tenant or no longer requires access to the Premises for any reason, Tenant shall return such Tenant employee/Permitted Licensee’s Access Badge to Landlord promptly.  Landlord agrees and acknowledges that: (a) the contents of the Tenant Access List and/or the identities of those parties visiting the Premises shall remain strictly confidential and shall not be disclosed to any other party, other than the Management Company, without the prior written consent of Tenant, and (b) Landlord shall destroy, and not re-use, any and all Access Badges returned by Tenant to Landlord as aforesaid.  If any person seeking to gain access to the Premises is not on the Tenant

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Access List, then such person shall be refused access to the Premises; provided, however, that, so long as an employee or representative of Tenant has escort authorization as specifically indicated on the Tenant Access List, such employee and/or representative may escort any visitor, including, without limitation, any vendor, supplier, partner, customer or prospective customer of Tenant, that is not on the Tenant Access List to and/or within the Premises.  Without limiting the foregoing, in no event shall Landlord permit any representative or employee of Tenant that does not have escort authorization to escort any person that is not on the Tenant Access List to and/or within the Premises.  Notwithstanding anything to the contrary contained herein, Landlord shall have the right, at any time, to require the immediate removal of any employee, agent, representative, and/or contractor of Tenant, including, but not limited to, persons included on the Tenant Access List, from: (i) the Building or the Land for disruptive behavior or safety concerns occurring on the Property outside of the Premises or (ii) the Premises for material interference with Landlord’s performance of its obligations within the Premises, as determined in the sole but reasonable discretion of Landlord.  [*****].  Landlord will provide a security orientation for its non-employee, third-party contractors, consultants, technicians and other personnel (excluding Tenant, Permitted Licensees or any of Tenant’s employees, agents or invitees) that will have access to the Premises.  [*****].

5.6 [*****].

ARTICLE VI

USE OF PREMISES

6.1 Tenant shall use and occupy the Premises solely for data center computing, hosting and managed services purposes (including Permitted Interconnections (as defined in Section 7.6 below)) and uses accessory thereto, including, without limitation, general office, storage, assembly, and repair (“Permitted Uses”), and for no other use or purpose.  Tenant shall not use or occupy the Premises for any unlawful purpose, or in any manner that will violate the certificate of occupancy for the Premises or the Building or that will constitute waste, nuisance or unreasonable annoyance to Landlord or any other tenant or user of the Building, or in any manner (other than the Permitted Uses) that will increase the number of parking spaces required for the Building as required by law.  Tenant’s use of the Premises shall comply with all present and future laws (including, without limitation, the Americans with Disabilities Act (the “ADA”) and the regulations promulgated thereunder, as the same may be amended from time to time), ordinances (including without limitation, zoning ordinances and land use requirements), regulations, orders and recommendations (including, without limitation, those made by any public or private agency having authority over insurance rates) (collectively, “Laws”) concerning the use, occupancy and condition of the Premises and of all Tenant’s machinery, equipment, furnishings, fixtures and improvements therein, all of which shall be complied with in a timely manner at Tenant’s sole expense.  Notwithstanding the foregoing, Landlord at its expense (subject to reimbursement pursuant to Article IV above, if and to the extent permitted thereby) shall comply with Laws (including, without limitation, the ADA and Environmental Laws (hereinafter defined)) to the extent the same apply directly to the Building Structure and Systems

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(as hereinafter defined in Section 8.2), Common Areas of the Property as a whole, and any other portions of the Building located outside of tenant premises, including, without limitation, telephone rooms, mechanical and electrical rooms and closets; provided, however, that to the extent any non-compliance is a result of Tenant’s particular use or occupancy of the Premises (as opposed to the Permitted Uses) or any negligence or willful misconduct of Tenant or any Agent, or if any improvements made by Landlord to comply with such Laws benefit solely the Premises (and not any other premises) and are atypical of those performed for similarly-situated tenants, then such compliance shall be at Tenant’s cost.  Landlord represents and warrants that, as of the Rent Commencement Date, the Premises and the Building shall be in material compliance with all Laws.  Notwithstanding any other provisions herein to the contrary, the parties hereto acknowledge and agree that in the event the Premises and/or the Building are not in compliance with all laws as of the Rent Commencement Date, and provided that any non-compliance is not a result of Tenant’s breach of its obligations under this Lease or any negligence or willful misconduct of Tenant or any Agent, Landlord shall bear any and all costs and expenses of achieving such compliance, and such costs and expenses shall not be included as an Operating Expense.  If any such Law requires an occupancy or use permit or license for the Premises or the operation of the business conducted therein, then Tenant shall obtain and keep current such permit or license at Tenant’s expense and shall promptly deliver a copy thereof to Landlord, provided, that Landlord shall be responsible, at its sole cost and expense and not to be included as an Operating Expense, for obtaining the initial certificate of occupancy required for the Premises and Tenant’s use of the Premises for the Permitted Uses.  Use of the Premises is subject to all covenants, conditions and restrictions of record.  Tenant shall not use any space in the Building or the Land for the sale of goods to the public at large or for the sale at auction of goods or property of any kind.  Tenant shall not conduct any operations, sales, promotions, advertising or special events outside the Premises, whether in the Building or on the Land.

6.2 Tenant shall pay before delinquency any business, rent or other taxes or fees that are now or hereafter levied, assessed or imposed upon Tenant’s use or occupancy of the Premises, the conduct of Tenant’s business at the Premises, or Tenant’s equipment, fixtures, furnishings, inventory or personal property.  If any such tax or fee is enacted or altered so that such tax or fee is levied against Landlord or so that Landlord is responsible for collection or payment thereof, then Tenant shall pay as Additional Rent the amount of such tax or fee.

6.3 (a)           Tenant shall not allow, cause or permit any Hazardous Materials to be generated, used, treated, released, stored or disposed of in or about the Building or the Land by Tenant’s employees, agents, contractors, licensees (including, without limitation Permitted Licensees) and/or invitees [but excluding Landlord or Landlord’s agents, contractors or employees], provided that Tenant and Permitted Licensees may use and store normal and reasonable quantities of Hazardous Materials in the Premises as are customarily maintained by data center tenants and as may be reasonably necessary for Tenant and Permitted Licensees to conduct normal operations in the Premises, taking into account the Permitted Uses, so long as such Hazardous Materials are properly, safely and lawfully stored and used by Tenant and Permitted Licensees.  At the expiration or earlier termination of this Lease, with respect to conditions existing on account of Tenant’s use or occupancy of the Premises, Tenant shall

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surrender the Premises to Landlord free of Hazardous Materials attributable to an Environmental Default and in full compliance with all Environmental Laws.

(i) “Hazardous Materials” means (a) asbestos and any asbestos containing material and any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Law or any other applicable Law as a “hazardous substance,” “hazardous material,” “hazardous waste,” “infectious waste,” “toxic substance,” “toxic pollutant” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or Toxicity Characteristic Leaching Procedure (TCLP) toxicity, (b) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources, and (c) any petroleum product, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive material (including any source, special nuclear, or by product material), medical waste, chlorofluorocarbon, lead or lead based product, and any other substance whose presence could be detrimental to the Building or the Land or hazardous to health or the environment.

(ii) “Environmental Law” means any present and future Law and any amendments (whether common law, statute, rule, order, regulation or otherwise), permits and other requirements or guidelines of governmental authorities applicable to the Building or the Land and relating to the environment and environmental conditions or to any Hazardous Material (including, without limitation, CERCLA, 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., the Emergency Planning and Community Right To Know Act, 42 U.S.C. § 1101 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and any so called “Super Fund” or “Super Lien” law, any Law requiring the filing of reports and notices relating to hazardous substances, environmental laws administered by the Environmental Protection Agency, and any similar state and local Laws, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder concerning the environment, industrial hygiene or public health or safety).

(iii) “Environmental Default” means any material violation of any Environmental Law by Tenant or any Tenant invitee (other than Landlord or Landlord’s agents, contractors, employees or agents) including, without limitation, a release, spill, or discharge of a Hazardous Material on or from the Premises, the Land or the Building.

(b) Notwithstanding any termination of this Lease, Tenant shall indemnify and hold Landlord, its employees and agents harmless from and against any damage, injury, loss, liability, charge, demand or claim based on or arising out of the presence or removal of, or failure to remove, Hazardous Materials generated, used, released, spilled, stored or disposed of by Tenant or any Tenant invitee (other than Landlord or Landlord’s agents, contractors or employees) in or about the Building, after the date hereof.  In addition, Tenant shall give

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Landlord prompt written notice of any actual or threatened Environmental Default of which Tenant has actual knowledge, which Environmental Default Tenant shall cure in accordance with all Environmental Laws.  Upon any Environmental Default, in addition to all other rights available to Landlord under this Lease, at law or in equity, Landlord shall have the right but not the obligation to immediately enter the Premises, to supervise and approve any actions taken by Tenant to address the Environmental Default, and, if Tenant fails to promptly address same to Landlord’s reasonable satisfaction, to perform, at Tenant’s sole cost and expense, any lawful action necessary to address same.   If any lender or governmental agency shall require testing to ascertain whether an Environmental Default is pending or threatened, and such testing discloses the existence of an Environmental Default, then Tenant shall pay the reasonable costs of such testing as Additional Rent.

(c) Notwithstanding anything to the contrary contained herein, Landlord represents and warrants to Tenant that Landlord has no knowledge of the current existence of any Hazardous Materials in or about the Property or the Office Building.  Notwithstanding anything to the contrary contained herein, Landlord shall indemnify and hold Tenant, its employees and agents harmless from and against any damage, injury, loss, liability, charge, demand or claim based on, or arising out of, the presence or removal of, or failure to remove, Hazardous Materials generated, used, released, stored or disposed of by Landlord, any Landlord invitee or any other party (other than Tenant or Tenant’s agents, contractors, employees, invitees or guests) prior to or after the Lease Commencement Date.  In addition, Landlord shall give Tenant prompt written notice of any actual or threatened violation of any Environmental Law affecting the Premises of which Landlord has actual knowledge, which violation Landlord shall cure in accordance with all Environmental Laws.  For purposes of this Section 6.3(c), Hazardous Materials excludes substances of a type and in a quantity normally used in connection with the occupancy or operation of data centers, provided such substances are being held, stored and used in compliance with federal, state and local Laws.

ARTICLE VII

ASSIGNMENT AND SUBLETTING

7.1 Subject to the terms and provisions of Sections 7.2(b) and 7.6 below, Tenant shall not assign, transfer or otherwise encumber (collectively, “assign”) this Lease or all or any of Tenant’s rights hereunder or interest herein, or sublet or permit anyone to use or occupy (collectively, “sublet”) the Premises or any part thereof, without obtaining the prior written consent of Landlord, which consent, provided no Event of Default exists under this Lease, and subject to Landlord’s rights and Tenant’s obligations pursuant to Sections 7.3, 7.4 and 7.5 below, Landlord shall not unreasonably withhold, condition or delay.  For purposes of the immediately preceding sentence, it shall be reasonable for Landlord to withhold its consent if, for example: (i) the proposed subtenant or assignee is engaged in a business, or the Premises will be used in a manner, that is inconsistent with the use of the Property as a first-class data center; or (ii) Landlord is not reasonably satisfied with the financial condition of the proposed subtenant or assignee taking into account the remaining obligations under this Lease and the fact that Tenant

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is not released; or (iii) the proposed use of the Premises is not in compliance with Article VI or is not compatible with the other uses within, and the terms of other leases with respect to, the Building; or (iv) the initial Tenant does not remain fully liable as a primary obligor for the payment of all rent and other charges payable by Tenant under this Lease and for the performance of all other obligations of Tenant under this Lease; or (v) the proposed subtenant or assignee is a governmental or quasi governmental agency; or (vi) the holders of Mortgages encumbering the Building shall fail to consent (Landlord hereby agreeing to use commercially reasonable diligent efforts to obtain such consent if Landlord approves such transaction); or (vii) the proposed subtenant or assignee is either (A) an existing tenant of the Building (or any parent, subsidiary or affiliate thereof) if Landlord has adequate space available in the Building for a comparable term, or (B) for a period of forty-five (45) days following the submission of a written proposal for the lease of space (and thereafter if a mutual agreement such as a letter of intent is executed within such period), any other person or entity with which Landlord is in the process of negotiating for the rental of space in the Building.  Except as otherwise set forth herein, no assignment or right of occupancy hereunder may be effectuated by operation of law or otherwise without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.  Any assignment or subletting, Landlord’s consent thereto, the listing or posting of any name other than Tenant’s, or Landlord’s collection or acceptance of rent from any assignee or subtenant, shall not be construed either as waiving or releasing Tenant from any of its liabilities or obligations under this Lease as a principal and not as a guarantor or surety, or as relieving Tenant or any assignee or subtenant from the obligation of obtaining Landlord’s prior written consent to any subsequent assignment or subletting.  As security for this Lease, Tenant hereby assigns to Landlord the rent due from any assignee or subtenant of Tenant.  During any period that there exists an Event of Default under this Lease, Tenant hereby authorizes each such assignee or subtenant to pay said rent directly to Landlord upon receipt of notice from Landlord specifying same.  Landlord’s collection of such rent shall not be construed as an acceptance of such assignee or subtenant as a tenant.  Tenant shall not mortgage, pledge, hypothecate or encumber (collectively “mortgage”) this Lease without Landlord’s prior written consent, which consent may be granted or withheld in Landlord’s sole but reasonable discretion.  Any sublease, assignment or mortgage shall, at Landlord’s option, be effected on forms reasonably approved by Landlord.  Tenant shall deliver to Landlord a fully executed copy of each agreement evidencing a sublease, assignment or mortgage, and Landlord’s consent thereto, within thirty (30) days after execution thereof.

7.2 (a)           If Tenant is a partnership or a limited liability company, then any event (whether voluntary, concurrent or related) resulting in a dissolution of Tenant, any withdrawal or change (whether voluntary, involuntary or by operation of law) of the partners or members, as applicable, owning a controlling interest in Tenant (including each general partner or manager, as applicable), or any structural or other change having the effect of limiting the liability of the partners shall be deemed a voluntary assignment of this Lease subject to the provisions of this Article VII.  If Tenant is a corporation or a partnership with a corporate general partner, then any event (whether voluntary, concurrent or related) resulting in a dissolution, merger, consolidation or other reorganization of Tenant (or such corporate general partner) and that causes a change in control of Tenant, or the sale or transfer or relinquishment of the interest of shareholders who, as

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of the date of this Lease, own a controlling interest of the capital stock of Tenant (or such corporate general partner) and that causes a change in control of Tenant, shall be deemed a voluntary assignment of this Lease subject to the provisions of this Article VII; provided, however, that if Tenant is a corporation, or a wholly-owned subsidiary of a corporation, whose stock is traded through a national or regional exchange or over the counter market, then the foregoing portion of this sentence shall be applicable only if such event has or is intended to have the effect of eliminating liability under this Lease.

(b) Notwithstanding anything contained in this Article VII to the contrary, provided no Event of Default exists hereunder, Tenant may, upon not less than ten (10) days’ prior written notice to Landlord (which notice shall contain a written certificate from Tenant, signed by an authorized representative of Tenant, containing a representation as to the true, correct and complete legal and beneficial relationship of Tenant and the proposed assignee, transferee or subtenant) but without Landlord’s prior written consent and without being subject to Landlord’s rights and Tenant’s obligations set forth in Sections 7.4 and 7.5 below, assign or transfer its entire interest in this Lease or sublease the entire or any portion of the Premises to any of the following (each, an “Affiliate”): (i) to a corporation or other business entity (herein sometimes referred to as a “successor corporation”) into or with which Tenant shall be merged or consolidated, or to which substantially all of the assets of Tenant may be transferred or sold, provided that such successor corporation shall have a net worth and liquidity factor at least equal to the net worth and liquidity factor of Tenant as of the date hereof or otherwise reasonably acceptable to Landlord taking into account the fact that the original Tenant under this Lease is not being released, and provided that the successor corporation shall assume in writing all of the obligations and liabilities of Tenant under this Lease and the proposed use of the Premises is in compliance with Article VI above; or (ii) to a corporation or other business entity (herein sometimes referred to as a “related corporation”) which shall control, be controlled by or be under common control with Tenant, provided that such related corporation shall assume in writing all of the obligations and liabilities of Tenant under this Lease (without relieving Tenant therefrom) and the proposed use of the Premises is in compliance with Article VI above.  In the event of any such assignment or subletting, Tenant shall remain fully liable as a primary obligor for the payment of all rent and other charges required hereunder and for the performance of all obligations to be performed by Tenant hereunder.  For purposes of this Section 7.2, “control” shall be deemed to be ownership of more than fifty percent (50%) of the stock or other voting interest of the controlled corporation or other business entity.  Notwithstanding the foregoing, if Tenant structures one or more assignment or sublease transactions to an entity that meets the definition of Affiliate as specified above for the purpose of circumventing the restrictions on subleases and assignments provided elsewhere in this Article VII, then such subtenant(s) or assignee(s) shall conclusively be deemed not to be an Affiliate and subject to all such restrictions.

7.3 (a)           If at any time during the Lease Term Tenant desires to assign, sublet or mortgage all or part of this Lease or the Premises, then in connection with Tenant’s request to Landlord for Landlord’s consent thereto, Tenant shall give notice to Landlord in writing (“Tenant’s Request Notice”) containing: the identity of the proposed assignee, subtenant or

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other party and a description of its business; the terms of the proposed assignment, subletting or other transaction (including a copy of the proposed document for same) including whether any premium or other consideration is being paid for the assignment, sublease or other transaction; the anticipated commencement date of the proposed assignment, subletting or other transaction (the “Proposed Sublease Commencement Date”); the area proposed to be assigned, sublet or otherwise encumbered (the “Proposed Sublet Space”); and either financial statements for the prior two (2) years certified by an authorized officer of Tenant or a certified public accounting firm or other evidence of financial responsibility of such proposed assignee, subtenant or other party.  If financial statements for such proposed assignee, subtenant or other party are not available for the prior two years, then Tenant shall submit any financial statements that are available for the prior two years and any other available evidence of financial responsibility reasonably requested by Landlord.

(b) Landlord shall grant or deny, with reasonable specificity, Tenant’s request for consent contained in any Tenant’s Request Notice within thirty (30) days after Landlord has received any such Tenant’s Request Notice (including all other items required to be delivered by Tenant to Landlord as set forth in Section 7.3(a) above).  If Landlord fails to timely grant or deny such request with reasonable specificity, then Landlord shall be deemed to have granted its consent thereto.

7.4 If the proposed term with respect to the Proposed Sublet Space extends (including any renewal or extension options) beyond the first (1st) day of the twelfth (12th) calendar month before the then-scheduled expiration of the Lease Term, or if the Proposed Sublet Space is (or, when aggregated with other space being sublet or assigned by Tenant, will be) more than fifty percent (50%) of the total number of rentable square feet in the Premises or if the Critical Load Power associated with the Proposed Sublet Space is (or, when aggregated with the Critical Load Power associated with other space being sublet or assigned by Tenant, will be) more than fifty percent (50%) of the Maximum Load Limit (hereinafter defined), then, in any such event, except as set forth in Section 7.2(b) concerning Affiliates, Landlord shall have the right in its sole and absolute discretion to terminate this Lease with respect to the Proposed Sublet Space by sending Tenant written notice of such termination within thirty (30) days after Landlord’s receipt of Tenant’s Request Notice.  Notwithstanding any of the foregoing to the contrary, if Landlord sends Tenant a written notice pursuant to the immediately preceding sentence indicating Landlord’s intention to terminate this Lease with respect to the Proposed Sublet Space, then Tenant shall have the right, for a period of ten (10) days after receipt of such notice, to withdraw (by written notice to Landlord) the applicable Tenant’s Request Notice.  If the Proposed Sublet Space does not constitute the entire Premises and Landlord exercises its option to terminate this Lease with respect to the Proposed Sublet Space, then (a) Tenant shall tender the Proposed Sublet Space to Landlord on the Proposed Sublease Commencement Date and such space shall thereafter be deleted from the Premises, and (b) as to that portion of the Premises which is not part of the Proposed Sublet Space, this Lease shall remain in full force and effect except that Base Rent and additional rent shall be reduced pro rata.  Fifty percent (50%) of the cost of any construction required to permit the operation of the Proposed Sublet Space separate from the balance of the Premises shall be paid by Tenant to Landlord as additional rent hereunder.  If the

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Proposed Sublet Space constitutes the entire Premises and Landlord elects to terminate this Lease, then Tenant shall tender the Proposed Sublet Space to Landlord, and this Lease shall terminate, on the Proposed Sublease Commencement Date.

7.5 If any sublease or assignment (whether by operation of law or otherwise, including without limitation an assignment pursuant to the provisions of the Bankruptcy Code or any other Insolvency Law) provides that the subtenant or assignee thereunder is to pay any amount in excess of the sum of (a) the rent and other charges due under this Lease plus (b) the reasonable out-of-pocket expenses (including any costs attributable to vacancy periods or “downtime”), that Tenant reasonably incurred in connection with the procurement of such sublease, assignment or other transfer (which expenses shall be amortized on a straight-line basis over the initial sublease term for the purposes hereof), then whether such net excess be in the form of an increased monthly or annual rental, a lump sum payment, payment for the sale, transfer or lease of Tenant’s fixtures, leasehold improvements, furniture and other personal property, or any other form of payment having the effect of a “disguised” rental payment (and if the subleased or assigned space does not constitute the entire Premises, the existence of such excess shall be determined on a pro rata basis), Tenant shall pay to Landlord, along with the next monthly installment of Base Rent due, [*****] of any such net excess or other premium applicable to the sublease or assignment, which amount shall be calculated and paid by Tenant to Landlord on a monthly basis as Additional Rent.  Acceptance by Landlord of any payments due under this Section 7.5 shall not be deemed to constitute approval by Landlord of any sublease or assignment, nor shall such acceptance waive any rights of Landlord hereunder.  Landlord shall have the right to inspect and audit Tenant’s books and records relating to any sublease or assignment.

7.6 Landlord acknowledges that the business to be conducted by Tenant in the Premises may include the installation of certain equipment (described below) owned, licensed or otherwise used by customers, vendors or co-locators of the undersigned Tenant (“Permitted Licensees”) in the Premises, in order for Permitted Licensees to place, use, operate and/or maintain computer, switch, communications and/or other related facilities and equipment which may interconnect with Tenant’s equipment and facilities and/or other Permitted Licensees’ equipment and facilities (the “Permitted Interconnection”).  To expedite Permitted Licensees’ access to the Premises for Permitted Interconnections, Landlord expressly agrees that Tenant may, without Landlord’s consent, license portions of the Premises to Permitted Licensees for the sole purpose of Permitted Interconnections pursuant to written agreements or other arrangements by and between Tenant and Permitted Licensees (collectively, “Permitted Agreements”); provided, however, that (a) Tenant acknowledges and agrees that access of Permitted Licensees to the Building and the Premises is subject to the terms and provisions of Article V above and (b) the Permitted Licensee’s license of a portion of the Premises may not violate the terms of this Lease or any Applicable Laws.  The Permitted Agreements and the Permitted Licensees’ rights thereunder shall be subject and subordinate at all times to the Lease and all of its provisions, covenants and conditions.  Except to the extent caused by the negligence or willful acts or omissions of Landlord or its agents, and subject to Section 12.3 below, Tenant hereby agrees to indemnify, defend, and hold harmless Landlord from and against (and to reimburse Landlord for)

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any and all claims, costs, damages, causes of action and/or litigation arising from or in any manner relating to (i) any Permitted Agreement, (ii) the use of the Premises or any other portion of the Building or the Property by any Permitted Licensee or any person claiming by, through or under any Permitted Licensee, its officers, agents or employees (collectively, the “Colocating Parties”), and (iii) the acts or omissions of any Permitted Licensee or any Colocating Parties.  Notwithstanding anything to the contrary contained herein, Landlord and Tenant acknowledge and agree that Permitted Agreements shall not constitute, or be deemed to be, (I) the grant of a leasehold interest or otherwise constitute, or be deemed to be, a real property interest or (II) an assignment of this Lease or a sublet of the Premises, or any portion thereof, requiring Landlord’s consent, and the Permitted Interconnections and Permitted Agreements shall not be subject to Landlord’s rights and Tenant’s obligations set forth in Section 7.4 and 7.5 above.  Additionally, Landlord and Tenant agree that Tenant’s right to enter into Permitted Agreements related to the Premises is a right that is granted specifically and solely to Rackspace U.S., Inc. and Rackspace Hosting, Inc. and Affiliates of each, and, as such, such right shall not be exercisable by any party (who is not an Affiliate of Rackspace U.S., Inc. and/or Rackspace Hosting, Inc.) to whom any or all of the rights of “Tenant” under this Lease are hereafter assigned or otherwise transferred, or by any Colocating Party (who is not an Affiliate of Rackspace U.S., Inc. and/or Rackspace Hosting, Inc.).

7.7 All restrictions and obligations imposed pursuant to this Lease on Tenant shall be deemed to extend to any subtenant, assignee, licensee, concessionaire or other occupant or transferee, and Tenant shall cause such person to comply with such restrictions and obligations.  Any assignee shall be deemed to have assumed obligations from and after the effective date of the relevant assignment and at Landlord’s request shall execute promptly a document confirming such assumption.  Each sublease is subject to the condition that if the Lease Term is terminated or Landlord succeeds to Tenant’s interest in the Premises by voluntary surrender or otherwise, at Landlord’s option the subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord as its landlord under the then executory terms of such sublease.

ARTICLE VIII

MAINTENANCE AND REPAIRS

8.1 Subject to Landlord’s obligations in Section 8.2, Article XVI and Article XVII below and in the Services Exhibit attached hereto as Exhibit F, Tenant, at Tenant’s sole cost and expense, shall promptly make all repairs, perform all maintenance, and make all replacements in and to the Premises that are necessary or desirable to keep the Premises in proper operating condition and repair, in a clean, safe and tenantable condition, and otherwise in accordance with all Laws and the requirements of this Lease (Tenant’s repair, maintenance and replacement obligations, including but not limited to obligations with respect to the Tenant Items (as hereinafter defined), shall hereinafter be collectively referred to as “Tenant’s Repair and Maintenance Obligations”).  Subject to Landlord’s obligations in Section 8.2, Article XVI and Article XVII below, Tenant shall maintain all fixtures, furnishings and equipment installed by

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Tenant or any Tenant invitee in the Premises (excluding any PDUs installed by Tenant) in clean, safe and sanitary condition, shall take good care thereof and make all required repairs and replacements thereto.  Tenant shall maintain throughout the Lease Term, at Tenant’s sole cost and expense, customary maintenance and service contracts for the maintenance and repair of any and all non-Building standard supplemental heating, ventilation and air conditioning equipment and systems and any and all non-Building standard supplemental power distribution equipment and systems installed by Tenant or any Tenant invitee in the Premises, and Tenant shall maintain throughout the Lease Term, at Tenant’s sole cost and expense, all such supplemental heating, ventilation and air conditioning equipment and systems and supplemental power distribution equipment and systems, as well as any special tenant areas, facilities and finishes installed by Tenant or any Tenant invitee; special fire protection equipment, telecommunications and computer equipment installed by Tenant or any Tenant invitee; kitchen/galley equipment and fixtures, all other furniture, furnishings, equipment and systems of Tenant and all Alterations (collectively, “Tenant Items”).  Each such contract shall be with a contractor licensed to do business in the jurisdiction in which the Building is located and otherwise reasonably approved by Landlord.  From time to time, at Landlord’s request, Tenant shall provide Landlord with copies of all maintenance and service contracts.  In the event that Tenant fails to commence and diligently prosecute to completion any item of Tenant’s Repair and Maintenance Obligations within fifteen (15) Business Days following Tenant’s receipt of notice from Landlord, then Landlord shall have the right, at Landlord’s option, to perform any such item of Tenant’s Repair and Maintenance Obligations and to charge Tenant for all reasonable costs and expenses actually incurred by Landlord in connection therewith.  Tenant shall give Landlord prompt written notice of any defects or damage to the structure of, or equipment or fixtures in, the Building or any part thereof of which Tenant has knowledge.  Tenant shall suffer no waste or injury to any part of the Premises, and shall, at the expiration or earlier termination of the Lease Term, surrender the Premises in an order and condition equal to or better than their order and condition on the Rent Commencement Date, except for ordinary wear and tear and as otherwise provided in Article IX, Article XII and/or Article XVI.  Except as otherwise provided in Article XVI, all injury, breakage and damage to the Premises and to any other part of the Building or the Land caused by any act or omission of any agent, employee, subtenant, assignee, contractor, client, licensee, customer, invitee or guest of Tenant (collectively, “Agents”) or Tenant, shall be repaired by and at Tenant’s expense, except that:  (A) if either an emergency condition exists or the Lease Term has expired or Tenant fails to commence and diligently prosecute to completion repair of any such injury, breakage or damage within ten (10) days following Tenant’s receipt of notice from Landlord, then Landlord shall have the right at Landlord’s option to make any such repair and to charge Tenant for all reasonable costs and expenses actually incurred by Landlord in connection therewith; and (B) if such injury, breakage and damage is caused by the negligence of Tenant or any Agent (as opposed to the gross negligence or willful misconduct of Tenant or any Agent), then the mutual waiver of subrogation specified in Sections 12.2 and 12.3 shall apply (subject to the limitations of the remainder of Article XII, including without limitation the fact that Tenant’s insurance shall be primary and non-contributory).  Landlord shall provide and install replacement tubes for Building-standard fluorescent light fixtures (subject to reimbursement pursuant to Article IV).  All other lights and/or light bulbs within the Premises shall be provided and installed by Tenant at Tenant’s sole cost and expense.  The provision, installation and

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replacement of such lights and light bulbs shall be expressly required as an item of Tenant’s Repair and Maintenance Obligations.

8.2 Except as otherwise provided in this Lease, Landlord, at its expense (subject to reimbursement pursuant to Article IV if and to the extent permitted thereby), shall promptly make all repairs, perform all maintenance and make all replacements (which shall be new or comparable materials, facilities or equipment only) to keep the exterior and demising walls, main lobby in the Building and main lobby in the Office Building, slab floors, exterior windows, load bearing elements, foundations, roof and common areas that form a part of the Building and that form a part of the Office Building; the driveways, parking and grounds on the Land; the raised floor, the PDUs (up to the load side of each PDU, up to and including the output bus), CRACs, Engine Generators, electrical distribution switchgear, uninterruptible power systems, HVAC cooling support equipment, the Building Management System, the Security Systems, fire detection and alarm system and fire protection system, any other equipment, facilities or other property of Landlord, located within the Premises, the Building and the Office Building, as well as the mechanical, telecommunications, electrical, HVAC and plumbing systems, equipment, rooms, closets, pipes, cables, risers, vaults, manholes and conduits that are provided by Landlord in the operation of the Building and the Office Building (collectively, the “Building Structure and Systems”), clean and in good operating condition, consistent with industry standards for first-class data centers (Landlord’s repair, maintenance and replacement obligations, collectively, “Landlord’s Repair and Maintenance Obligations”).  Landlord’s Repair and Maintenance Obligations shall include Landlord’s duties and obligations set forth in Section B of the Services Exhibit attached hereto as Exhibit F.  Notwithstanding any of the foregoing to the contrary, maintenance and repair of all Tenant Items shall be the sole responsibility of Tenant and Tenant Items shall be deemed not to be a part of the Building Structure and Systems.

ARTICLE IX

ALTERATIONS

9.1 (a)           Landlord represents and warrants that it has constructed and installed at its sole cost and expense, the Building and data center infrastructure and leasehold improvements (“Landlord’s Work”) as outlined in Exhibit D attached hereto and made a part hereof, all in a good, workmanlike and first-class manner, and all in compliance with all applicable Laws and building codes.  [*****].  It is understood and agreed that, except for the Landlord’s Work [*****] and delivery of the Office Space and Storage Space as set forth in Sections 1.3 and 1.4 above, Landlord will not make, and is under no obligation to make, any structural or other alterations, installations, additions or improvements in or to the Building, Land or Premises.

(b) [*****].

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(c) [*****].

9.2 Tenant shall not make or permit anyone to make any material alterations, additions, improvements or replacements in or to the Premises, the Building, the Office Building or the Property (collectively, “Alterations”) without the prior written consent of Landlord, which consent may be withheld or granted in Landlord’s sole and absolute discretion with respect to structural Alterations and those non-structural Alterations which are visible from the exterior of the Premises, and which consent shall not be unreasonably withheld, conditioned or delayed with respect to all other non-structural Alterations.  Structural Alterations shall be deemed to include, without limitation, any Alteration that will or may necessitate any changes, replacements or additions to the load-bearing or exterior walls, non-drop ceilings, partitions (load-bearing or non-demising), columns or floor, or to the fire protection, water, sewer, electrical, mechanical, plumbing or HVAC systems, of the Premises or the Building.  Notwithstanding the foregoing, Tenant shall have the right to make Minor Changes (as defined below) within the Premises without requiring the consent of Landlord.  “Minor Changes” shall mean those minor, non-structural Alterations which will not cause an interruption of, or a reduction in, the functioning of the Building’s mechanical, electrical, life safety, security, plumbing, HVAC, telecommunications or other systems, and which cost (including installation) in the aggregate less than [*****] (as reasonably determined by Landlord).  The construction of any cage(s), security fencing or similar structure within the Premises shall not be a Minor Change and shall be subject to Landlord’s consent, such consent not to be unreasonably withheld, conditioned or delayed.  Any Alterations made by Tenant shall be made: (a) in a good, workmanlike, first class and prompt manner; (b) using new or comparable materials only; (c) by a contractor included on Landlord’s list of approved contractors or a contractor otherwise reasonably approved in writing by Landlord (each, an “Approved Contractor”); (d) on days and at times that do not unreasonably interfere with Landlord’s performance of its obligations under this Lease; (e) under the supervision of an architect reasonably approved in writing by Landlord; (f) in accordance with plans and specifications prepared by an engineer and/or architect reasonably acceptable to Landlord, and, with respect to Alterations that are not Minor Changes, which plans and specifications shall be approved in writing by Landlord at Landlord’s standard charge, which shall not exceed [*****] except in the event that Landlord reasonably obtains the services of a non-affiliated third party to review such plans and specifications (i.e., where an Alteration affects the Building Structure and Systems), in which event Tenant shall be responsible for all reasonable, third-party, out-of-pocket costs and expenses actually incurred by Landlord; (g) in accordance with all Laws and, if made available to Tenant by Landlord, the reasonable requirements of any insurance company insuring the Building or any portion thereof; (h) with respect to any Alterations that are not Minor Changes, after Landlord shall have obtained any required consent of the holder of any Mortgage of whom Tenant has notice; (i) after obtaining public liability and worker’s compensation insurance policies approved in writing by Landlord, which policies shall cover every person who will perform any work with respect to such Alteration; and (j) with the obligation for Tenant to obtain and deliver to Landlord written, unconditional full or partial (as applicable) waivers of mechanics’ and materialmen’s liens against the Premises, the Building and the Property from all contractors, subcontractors, laborers and material suppliers (individually and collectively, “Contractors”) for all work, labor and

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services performed and materials furnished in connection with Alterations within ten (10) Business Days after Tenant submits payment to the applicable Contractor(s) for the applicable portion(s) of the Alterations.  If any lien (or a petition to establish such lien) is filed in connection with any Alteration made by or on behalf of Tenant, such lien (or petition) shall be discharged by Tenant as soon as commercially reasonable, but in no event more than thirty (30) days after Tenant receives notice thereof, at Tenant’s sole cost and expense, by the payment thereof or by the filing of a bond legally sufficient to discharge such lien.  If Landlord gives its consent to the making of any Alteration, such consent shall not be deemed to be an agreement or consent by Landlord to subject its interest in the Premises, or the Building to any liens which may be filed in connection therewith.  Tenant acknowledges that any Alterations are accomplished for Tenant’s account, Landlord having no obligation or responsibility in respect thereof.  Landlord’s approval of any plans and drawings (and changes thereto) regarding any Alterations or any contractor or subcontractor performing such Alterations shall not constitute Landlord’s representation that such approved plans, drawings, changes or Alterations comply with all Laws.  Any deficiency in design or construction, although same had prior approval of Landlord, shall be solely the responsibility of Tenant, unless Landlord performed design work or construction work (other than reviewing and/or approving plans, drawings or construction work) with respect to such Alterations.  All Alterations involving structural, electrical, mechanical or plumbing work, the heating, ventilation and air conditioning system of the Premises or the Building, fire and life safety system or the roof of the Building shall, at Landlord’s election, be performed by Landlord’s designated contractor or subcontractor, who shall be reasonably approved by Tenant, at Tenant’s expense (provided the cost therefor is competitive).  For any approved Alterations performed by Tenant and/or its contractor(s), Tenant shall not be required to pay a construction supervision fee or coordination fee to Landlord; however, if Landlord’s contractor or subcontractor performs any Alteration, then, except with respect to any of Landlord’s Work, [*****], Tenant shall pay a reasonable construction supervision fee [*****]. Promptly after the completion of an Alteration, Tenant, at its expense, shall deliver to Landlord three (3) sets of as-built (or record) drawings and CAD drawings prepared by Tenant’s engineer showing such Alteration in place.  Notwithstanding the foregoing, subject to Landlord’s written approval, which shall not be unreasonably withheld or delayed, Tenant may elect not to cause as-built drawings and CAD drawings to be prepared for Minor Changes that, in Landlord’s sole but reasonable discretion, do not affect the Building Structure and Systems.

9.3 If any Alterations that require Landlord’s consent are made without the prior written consent of Landlord then, if either an emergency condition exists or the Lease Term has expired or Tenant fails to commence and diligently prosecute to completion, removal and correction of such Alterations and restoration of the Premises and the Building within ten (10) days following Tenant’s receipt of notice from Landlord, Landlord shall have the right, at Tenant’s expense, to so remove and correct such Alterations and restore the Premises and the Building to their condition immediately prior thereto.  Subject to the immediately succeeding sentence, all tenant improvements, to the Premises made by Landlord, [*****] (excluding moveable furniture, furnishings, trade fixtures and equipment) shall immediately become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or earlier termination of the Lease Term.  Tenant shall have the right to

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remove, at or prior to the expiration or earlier termination of the Lease Term, all movable furniture, furnishings, trade fixtures, facilities and equipment installed in the Premises or elsewhere in the Building or on the Land solely at the expense of Tenant, including all Tenant Items, and Tenant may remove, at its expense, all Alterations and other items (including any telecommunications equipment and wiring) made or installed by Tenant in the Premises or the Building, provided, that Tenant may, at its option, surrender those Alterations and/or Tenant Items or other Tenant facilities or equipment requested by Landlord in writing.

9.4 Landlord waives, releases and relinquishes any statutory, common law or constitutional liens it may have or at any time hereafter be entitled to assert against the personal property, trade fixtures and telecommunications, computer or other equipment and facilities which Tenant, its agents, employees and/or its Permitted Licensees, install in the Premises or elsewhere in the Building, the Office Building or on the Land, or is otherwise located in the Premises.

ARTICLE X

SIGNS

Tenant shall not place, inscribe, paint, affix or otherwise display any sign, advertisement or notice of any kind on any part of the exterior or the interior of the Building without the prior written approval of Landlord, which may be granted or withheld in Landlord’s sole and absolute discretion, provided, that Tenant may display signs within the Premises without Landlord’s consent; however, the location of any such sign displayed within the Premises is subject to Landlord’s approval, not to be unreasonably withheld or delayed.  All signage installed by Tenant in accordance with this Article X shall be installed and removed at the expiration or earlier termination of the Lease Term, and Tenant shall repair any damage to the Building resulting therefrom, at Tenant’s cost and expense.  If any sign, advertisement or notice requiring Landlord’s approval as aforesaid is exhibited or installed by Tenant without Landlord’s prior approval, Landlord shall have the right to immediately remove the same at Tenant’s expense.  Landlord reserves the right to affix, install and display signs, advertisements and notices on any part of the exterior or interior of the Building, including those required by applicable law, provided, that Landlord shall not affix, install or display any signs, advertisements or notices not required by applicable law and identifying Tenant, Tenant’s Affiliates, any Permitted Licensees or Tenant’s customers on or within the Building and/or the Office Building without Tenant’s prior written consent, which consent may be granted or withheld in Tenant’s sole and absolute discretion.

ARTICLE XI

LANDLORD ACCESS

11.1 Tenant will permit Landlord, or its agents or representatives, and the holder of any Mortgage to enter the Premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, (i) to examine, inspect and protect the Premises, the Building and

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the Office Building, (ii) to make such alterations, replacements and/or repairs as in Landlord’s reasonable judgment may be required by law or be necessary in order for Landlord to perform its obligations under Article VIII hereof, and (iii) to otherwise comply with and carry out Landlord’s obligations under this Lease.  In connection with any such entry, Landlord shall (A) diligently endeavor to minimize the disruption to Tenant’s use of the Premises, and, in all events, shall not materially interfere with Tenant’s use of, or access to, the Premises for the Permitted Uses, (B) except in the event of emergency, give Tenant reasonable advance written, telephonic or email notice of such entry pursuant to Section 5.4 above, which shall not be less than two (2) Business Days prior to the date of entry and (C) diligently endeavor to conduct such entry only during normal working hours (except in the event of an emergency).  Tenant may, at its option, require that Landlord be accompanied by a representative of Tenant during any such entry (except in the case of emergency), provided that such representative of Tenant does not interfere with or delay Landlord exercising its rights or satisfying its obligations hereunder.

11.2 Landlord reserves the right to grant easements, rights, and dedications that Landlord deems necessary or desirable for the benefit of the Property, and to record personal maps and restrictions in connection therewith; provided, however, Landlord shall not enter into any such agreement or grant any such rights that would unreasonably interfere with Tenant’s use or occupancy of, or access to, the Premises in accordance with the Permitted Uses.

11.3 Upon written request by Tenant, Landlord shall grant, subject to Landlord’s rules and regulations and upon commercially reasonable terms, as determined by Landlord in its sole but reasonable discretion, license rights coterminous with the Lease Term to one or more reputable telecommunications utility provider(s) designated by Tenant (any such utility provider, an “Approved Fiber Provider”), to permit any such Approved Fiber Provider to bring such Approved Fiber Provider’s telecommunications fiber, cable and related equipment and facilities from and through conduits [*****] duct banks on the Property (the “Telecommunications Duct Banks”) into [*****] of the Building’s telecommunications points of entry (each, a “POE”), to provide cross-connects within the Premises and to permit any such Approved Fiber Provider to maintain and operate such cable, fiber and related facilities and equipment on the Property.  Landlord agrees that Landlord shall not charge Tenant or any Approved Fiber Provider any fee and/or other amount in connection with any such license granted pursuant to this Section 11.3 (other than direct costs incurred in connection with maintaining and restoring the Property, systems, and equipment directly affected by such license).  Tenant shall have the right, subject to Landlord’s reasonable rules and regulations, to use the secure telecommunications conduits exclusively serving each Pod in the Premises and extending from each Pod within the Premises to two (2) POEs within the Building (the “Telecommunications Conduits”) in order to connect Tenant’s telecommunications network cables and related telecommunications and computer facilities and equipment to the telecommunications equipment and facilities of third parties located within the two (2) POEs (“AFP Telecommunications Facilities”).  Tenant shall not be charged any fee for the use of the Telecommunications Duct Banks, the Telecommunications Conduits and/or the POEs in accordance with this Section 11.3.  Furthermore, Tenant shall have the right, subject to Article IX above and Landlord’s reasonable rules and regulations, and accompanied by an employee of Landlord or the Management Company or an agent designated

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by Landlord or the Management Company, to enter the POEs solely to install, use, operate, maintain, inspect, repair, replace and remove telecommunications facilities and equipment reasonably approved by Landlord in order to connect to AFP Telecommunications Facilities located within the POEs, all in locations reasonably designated by Landlord.  Tenant acknowledges and agrees that, in connection with its use of the Telecommunications Conduits and the POEs: (a) any of Tenant’s telecommunications network cables and wires entering the POEs must terminate in optical cable entrance termination facilities reasonably approved by Landlord, (b) Tenant may use only non-heat rejecting fiber termination facilities within the POEs, and (c) Tenant shall not materially disrupt, interfere with, or adversely affect (i) the operations of Landlord or other tenants within the Building, (ii) the structure of the Premises or the Building, and/or (iii) the telecommunications equipment and facilities or other personal property of Landlord or other tenants within the Building.  Tenant shall be responsible, at its sole cost and expense, for (1) connections to Approved Fiber Providers and for any services provided by Approved Fiber Providers to Tenant and (2) all costs associated with the population of the Telecommunications Conduits, including the installation of innerducts.  [*****].

ARTICLE XII

INSURANCE

12.1 Tenant shall not conduct or permit to be conducted any activity, or place or permit to be placed any equipment or other item in or about the Premises or the Building, which is inconsistent with the Permitted Uses and which will in any way increase the rate of property insurance or other insurance on the Building.  If any increase in the rate of property or other insurance is due to any specific activity, equipment or other item of Tenant, then (whether or not Landlord has consented to such activity, equipment or other item) Tenant shall pay, as Additional Rent due hereunder, the amount of such increase.  The statement of any applicable insurance company or insurance rating organization (or other organization exercising similar functions in connection with the prevention of fire or the correction of hazardous conditions) that an increase is due to any such specific activity, equipment or other item shall be conclusive evidence thereof.

12.2 (a)           Throughout the Lease Term, Tenant shall obtain and maintain:  (1) commercial general liability insurance (written on an occurrence basis) including contractual liability coverage insuring the obligations assumed by Tenant under this Lease, premises and operations coverage, broad form property damage coverage, independent contractors coverage, and personal injury, an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire, and a standard separation of insureds provision; (2) business interruption insurance; (3) all risk property insurance; (4) comprehensive automobile liability insurance (covering automobiles owned, hired or used by Tenant in carrying on its business, if any); (5) worker’s compensation insurance (covering Tenant’s employees); (6) employer’s liability insurance (covering Tenant’s employees); and (7) umbrella excess liability coverage on a following form basis in excess of the primary commercial liability, business auto liability, and employer’s liability coverages specified above and which insures against bodily

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injury, property damage, personal injury and advertising injury claims.  Such commercial general liability insurance shall be in amounts of One Million Dollars ($1,000,000) combined single limit per occurrence, and Two Million Dollar ($2,000,000) annual general aggregate (on a per location basis).  Such business interruption insurance shall be in minimum amounts typically carried by prudent tenants engaged in similar operations, but in no event shall be in an amount less than the Base Rent then in effect during any Lease Year.  Such property insurance shall be in an amount not less than that required to replace all tenant improvements installed by Tenant in the Premises, all Alterations [*****] and all of Tenant’s contents within the Premises (including, without limitation, Tenant’s trade fixtures, decorations, furnishings, inventory, equipment, facilities and personal property), but excluding PDUs, CRACs, HVAC cooling support equipment, fire detection and alarm and fire suppression systems and equipment and any other equipment, facilities or other property of Landlord comprising the Building Structure and Systems and located within the Premises.  Such automobile liability insurance shall be in an amount of One Million Dollars ($1,000,000) combined single limit for each accident.  Such worker’s compensation insurance shall meet statutory limits as defined by the law of the jurisdiction in which the Building is located (as the same may be amended from time to time).  Such employer’s liability insurance shall be in an amount of One Million Dollars ($1,000,000) for each accident, One Million Dollars ($1,000,000) disease policy limit, and One Million Dollars ($1,000,000) disease each employee.  Such umbrella excess liability insurance shall be in amounts of Five Million Dollars ($5,000,000) per occurrence and Five Million Dollars ($5,000,000) annual aggregate, in addition to the limits stated above for the commercial general liability, business auto liability and employer’s liability insurance.

(b) All such insurance shall:  (1) be issued by a company that is licensed to do business in the jurisdiction in which the Building is located, and that has a rating equal to or exceeding A:XII from the most current Best’s Insurance Guide; (2) with respect to Tenant’s commercial general liability insurance, name Landlord, the Management Company and the holder of any Mortgage (as hereinafter defined) of which Tenant has notice as additional insureds; (3) contain a waiver of subrogation (Tenant hereby waiving its right of action and recovery against and releasing Landlord and Landlord’s shareholders, partners, directors, officers and employees (“Landlord’s Representatives”) from liabilities, claims and losses for which they may otherwise be liable to the extent that (i) Tenant is covered therefor by insurance carried or required to be carried under this Lease and (ii) provided that Tenant is carrying such required insurance, Tenant receives proceeds therefor); (4) be reasonably acceptable in form and content to Landlord; (5) be primary and non-contributory; and (6) contain an endorsement requiring the insurance company to provide Landlord with written notice (by certified or registered mail, return receipt requested to the addresses listed in Section 24.6 hereof) of cancellation or non-renewal at least thirty (30) days’ prior to the effective date of such cancellation or non renewal.  Landlord reserves the right from time to time to require higher minimum amounts or different types of insurance if it becomes customary for other landlords of comparable data centers in the Chicago, Illinois area to require similar tenants in similar industries to carry insurance of such higher minimum amounts or of such different types.  Tenant shall deliver an Accord 27 certificate of all such insurance (which certificate shall evidence an endorsement for each policy indicating that the Landlord Insured Parties are named as additional insureds on liability policies

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(except employer’s liability, workers’ compensation and umbrella excess liability coverage) and that Landlord is named as a loss payee on the property insurance policies with respect to Landlord’s interest in improvements and betterments)  to Landlord on or before the Rent Commencement Date and at least annually thereafter.  If Tenant fails to provide evidence of insurance required to be provided by Tenant hereunder, prior to the Rent Commencement Date and, thereafter, within thirty (30) days following Landlord’s request during the Lease Term (and in any event within thirty (30) days prior to the expiration date of any such coverage, any other cure or grace period provided in this Lease not being applicable hereto), Landlord shall be authorized (but not required), after ten (10) days’ prior notice, to procure such coverage in the amount stated, with all costs thereof to be chargeable to Tenant and payable as Additional Rent within thirty (30) days after receipt of written invoice therefor.

12.3 Throughout the Lease Term, Landlord agrees to carry and maintain all-risk property insurance (with full replacement cost coverage) covering the Building and the Office Building, including the Building Structure and Systems, and any other equipment, fixtures and property of Landlord therein, in an amount required by its insurance company to avoid the application of any coinsurance provision.  Landlord hereby waives its right of action and recovery against and releases Tenant and Tenant’s Affiliates, shareholders, partners, directors, officers, employees, agents and representatives (“Tenant’s Representatives”) from any and all liabilities, claims and losses for which they may otherwise be liable to the extent that (i) Landlord is covered therefor by insurance carried or required to be carried under this Lease and (ii) provided that Landlord is carrying such required insurance, Landlord receives proceeds therefor.  Landlord shall secure a waiver of subrogation endorsement from its insurance carrier with respect to Tenant and Tenant’s Representatives.  Landlord also agrees to carry and maintain, throughout the Lease Term, commercial general liability insurance in limits it reasonably deems appropriate (but in no event less than the limits required of Tenant pursuant to Section 12.2 above).  Landlord may elect to carry such other additional insurance or higher limits as it reasonably deems appropriate.  Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for damage to, Tenant’s personal property or any Alterations installed by Tenant [*****], and that Landlord shall not carry insurance against, or be responsible for any loss suffered by Tenant due to, interruption of Tenant’s business.

ARTICLE XIII

SERVICES AND UTILITIES

13.1 The Building is at all times subject to the exclusive control, management and operation of Landlord.  Subject to the terms and provisions of this Lease, Landlord has the right with respect to such control, management and operation to:

(i) obstruct or close off all or any part of the Property for the purpose of maintenance, repair or construction, provided that Tenant’s use of or access to the Premises is not unreasonably impaired thereby;

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(ii) employ all personnel necessary for the operation and management of the Building, either directly or through an experienced third party property management company and, in connection therewith, Landlord shall maintain adequate personnel at the Building twenty-four (24) hours per day, seven (7) days per week;

(iii) construct other improvements and make alterations, additions, subtractions or re-arrangements, construct facilities adjoining or proximate to the Building, including underground tunnels and pedestrian walkways and overpasses, provided that Tenant’s use of, normal operations in or access to, the Premises in accordance with the Permitted Uses is not impaired thereby;

(iv) do and perform such other acts in and to the Building and, in connection with performing any maintenance or repair obligations of Landlord, in and to the Premises and to have access thereto, as, in the use of good business judgment, Landlord determines to be advisable for the more efficient and proper operation of the Building and Premises, provided that Tenant’s use of, normal operations in or access to, the Premises in accordance with the Permitted Uses is not unreasonably impaired thereby; and

(v) reasonably control, supervise and regulate the parking areas in such manner as the Landlord determines from time to time.

13.2 During the Term, the Landlord shall provide, or cause to be provided, to the Premises, the following services and utilities upon the terms and subject to the conditions set out in this Article XIII and in Exhibit F attached hereto:

(i) the heating, ventilation and air conditioning (“HVAC”) for the Premises shall be provided at all times in order to maintain the Environmental Conditions (as hereinafter defined), including maintaining a temperature adequate for normal occupancy in accordance with the Permitted Uses, including heat rejection equipment capable of handling 5.633 megawatts of Critical Load Power;

(ii) water, gas and fuel in amounts no less than the amounts customarily provided by the owners of similarly-sized, first class data centers, as installed in the Building and Premises;

(iii) PDUs sufficient to support 5.633 megawatts of Critical Load Power to the Premises (the “Maximum Load Limit”);

(iv) Four (4) four-inch Landlord-installed, secure Telecommunications Conduits exclusively serving each Pod, that enable Tenant to access connectivity to one or more fiber providers shall be provided from each Pod to two (2) POEs within the Building [with two (2) Telecommunications Conduits connecting each Pod to each such POE]; provided, however, that Tenant may, pursuant to Section 11.3 above, utilize one or more Approved Fiber Providers for the connection of new fiber lines from and through each of the Telecommunications Duct Banks to the Building and into two (2) POEs;

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(v) security for the Building in accordance with Article V hereof; and

(vi) loading dock facilities convenient to the Premises twenty-four (24) hours a day, seven (7) days a week.

Landlord represents, warrants and covenants to Tenant that, commencing on the Lease Commencement Date and throughout the Lease Term, (I) Critical Load Power up to the Maximum Load Limit will be available to the Premises, (II) the Premises shall be provided with a dedicated back-up system for such Critical Load Power, including UPS and Engine Generators and (III) all Building infrastructure shall be operational in accordance with industry standards and procedures for first-class data centers, accounting for, among other things, repairs, scheduled maintenance and emergency situations.  Landlord further represents and warrants that the critical electrical and mechanical systems of CH1 Phase I are designed in an isolated redundant 14N + 2R configuration with 18.2 megawatts of Critical Load Power over the raised floor space, thus 5.633 megawatts of Critical Load Power with N+2R redundancy, shall be available to the Premises when all infrastructure is operational as provided herein above.  [*****].

As used herein, “Critical Load Power” shall mean the total electrical power supplied to the input circuit breakers of the PDUs within the Premises and excluding electrical power needed for any heat rejection or HVAC system, lighting or other common facility systems or services.

13.3 Tenant hereby acknowledges that the proper functioning of the Building as a data center requires Tenant to, at all times, maintain a clean Premises environment.  In connection with the foregoing and notwithstanding anything to the contrary contained herein, Tenant shall clean the Pods, including the raised floor surface and subsurface, in accordance with industry standards and procedures for cleaning first-class mission critical data center environments; provided, however, all cleaning of subsurface environments (i.e., beneath the raised floor in the Premises) must be approved in advance by Landlord, supervised by Landlord or Landlord’s agent, and performed in accordance with Landlord’s reasonable rules and regulations for performing such work.  Tenant shall be solely responsible for providing, and shall pay directly all janitorial and other charges relating to, such cleaning services to the Premises.

13.4 Tenant shall be solely responsible for the distribution of electrical power from the load side of each PDU (including the output circuit breakers) within the Premises to the remainder of the Premises and for the installation and related maintenance of equipment and systems required in connection with such distribution.  Tenant shall, in no event, whether by the installation or placement of equipment or improvements or otherwise, interfere with Landlord’s delivery of electrical power to the line side of each PDU (up to and including the output bus) within the Premises.  All charges for, or associated with, any service or utility which is separately measured or submetered to the Premises (including without limitation the Critical Load Power and charges for CRAC usage) shall be billed directly to Tenant (without any mark-up by Landlord) and paid to Landlord, or, if requested in writing by Landlord (where applicable), paid directly by Tenant to the utility provider.  In each case, payment shall be made within thirty (30) days of Tenant’s receipt of an invoice therefor.  Charges for or associated with all other

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services or utilities which are required to be provided by Landlord under Section 13.2 which are not separately measured shall be included in Operating Expenses and shall be paid by Tenant each month as provided in Article IV based on Tenant’s Pro Rata Share.  Notwithstanding the foregoing, Tenant shall be charged monthly, in advance, for electricity to be consumed to supply the Premises with heat rejection HVAC for the following month in an amount equal to the estimated monthly charge for Critical Load Power to be used by Tenant for the following month (based on the prior month’s usage) multiplied by [*****] (the “Monthly Heat Rejection Charge”).  The estimated Monthly Heat Rejection Charges will be reconciled with the actual monthly charges for electricity used to supply the Premises with heat rejection HVAC not less frequently than annually and not more often than monthly.  The reconciliation of Monthly Heat Rejection Charges for any particular month shall be added to, or subtracted from, as applicable, the Monthly Heat Rejection Charge for the month following the date of any such reconciliation.  The Monthly Heat Rejection Charge shall be payable by Tenant on the later to occur of: (i) the first day of the calendar month immediately following the date on which Tenant receives an invoice from Landlord setting forth the Monthly Heat Rejection Charge for the following month or (ii) within fifteen (15) Business Days of receipt of such invoice from Landlord setting forth the Monthly Heat Rejection Charge.  In the event any electrical utility serving the Premises imposes a “power factor” surcharge or similar surcharge as a result of Tenant’s use of the Premises, including, without limitation, as a result of the power factor of any of Tenant’s equipment, Landlord shall reasonably determine the portion of the surcharge allocable to Tenant and invoice Tenant therefor.  Tenant shall pay amounts so invoiced within thirty (30) days of receipt of each such invoice, accompanied by reasonable back-up documentation.  The Critical Load Power supplied to the Premises shall be separately metered or submetered.

13.5 It is understood and agreed that Landlord shall, prior to the Rent Commencement Date, engage the services of a professional data center management company (together with its successors and/or assigns, the “Management Company”) to provide certain management services in connection with the operation of the Building, including, without limitation, on-site facility engineering support services, maintenance and repair required of Landlord under this Lease and other services customary to first class data centers.  The initial Management Company shall be DuPont Fabros Technology, L.P.  In addition, DF Technical Services LLC (“DFTS”), an affiliate of Landlord, shall be available to Tenant, on a direct contract basis and pursuant to a separate agreement at market rates, to provide services with respect to the Premises, including, without limitation, tenant deployment services.  To the extent that Tenant is not satisfied with the pricing of the services of DFTS, Tenant shall have the right, subject to Article IX of this Lease, to contract those services directly with a vendor included on Landlord’s list of approved vendors or a vendor otherwise proposed by Tenant and approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) (each an “Approved Vendor”).  [*****].  To the extent the Management Company carries out the duties and obligations of Landlord under this Lease, then all restrictions and obligations imposed pursuant to this Lease on Landlord shall be deemed to extend to the Management Company, and Landlord shall cause the Management Company to comply with all such restrictions and obligations.

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13.6Tenant will neither utilize more than the Maximum Load Limit nor install any equipment which will exceed or overload the capacity of any utility, electrical, HVAC, or mechanical facilities in the Premises or Building, and Tenant will not bring into the Premises or install any utility, electrical, HVAC, or mechanical facility which Landlord does not approve, such approval not to be unreasonably withheld, conditioned, or delayed.  Notwithstanding the foregoing, provided that Tenant’s plans for configuration of the Premises have been approved by Landlord in accordance with Article IX above, Tenant shall not be required to obtain Landlord’s approval to bring into the Premises, or install, any computer, network or telecommunications equipment and facilities to be used by Tenant or any Permitted Licensees where the installation of such equipment and/or facilities is consistent with Tenant’s approved plans.

13.7 If any damage is caused to the Building or the Premises by any of Tenant’s machinery, equipment, objects or things or by overloading by Tenant as described in Section 13.6 above, Tenant will forthwith repair such damage, or, at the option of Landlord, pay Landlord within thirty (30) days after receipt of written demand accompanied by reasonable back-up documentation and invoices, as Additional Rent, the cost of repairing such damage plus a sum equal to five percent (5%) of such cost representing Landlord’s overhead and administrative costs.

13.8 Landlord acknowledges that Tenant’s business operations require the continuous provision of electrical power, HVAC, and monitoring services in accordance with the standards, and in the amounts, specified herein (collectively, the “Critical Services”).  Except as expressly set forth in this Lease, neither Landlord nor Tenant will take any action which would interrupt the Critical Services without the prior written consent of the other party, which consent may be granted or withheld in such party’s sole and absolute discretion.  Landlord will use diligent and best efforts not to interfere with or interrupt Tenant’s operations within the Premises and will take immediate action to remedy any circumstances in which Landlord or any Landlord Party interferes with Tenant’s Critical Services (except to the extent expressly permitted by this Lease).  In the event of any interruption of Critical Services (a “Service Interruption”), Tenant shall, promptly upon becoming aware thereof, notify Landlord’s Emergency Contacts in accordance with Article V hereof; such notice shall state with reasonable detail the nature of the interruption in question (each such notice, an “Interruption Notice”).  Upon receipt of notice of any Interruption Notice or upon Landlord or the Management Company otherwise gaining knowledge of any Service Interruption, Landlord shall immediately undertake diligent efforts, consistent with first class data center providers, to cause the Service Interruption to be immediately remedied. Landlord shall maintain periodic contact with Tenant until the Service Interruption is resolved.  [*****].

13.9[*****].

13.10[*****].

13.11[*****].

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ARTICLE XIV

LIABILITY OF LANDLORD

14.1 Except as otherwise set forth in this Lease, Landlord and Landlord’s Representatives shall not be liable to Tenant, any Agent or any other person or entity for any and all damage, injury, loss or claim based on or arising out of any cause whatsoever, including without limitation the following:  repair to any portion of the Premises (except for Landlord’s maintenance, repair and replacement obligations as set forth in Article VIII above); interruption in the use of the Premises or any equipment therein (except for Landlord’s obligations as set forth in Article XIII above); any accident or damage resulting from any use or operation (by Landlord, Tenant or any other person or entity) of heating, cooling, electrical, sewage or plumbing equipment or apparatus (except for Landlord’s obligations as set forth in Article XIII above); termination of this Lease by reason of damage to the Premises, the Building or the Office Building; any fire, robbery, theft, vandalism, mysterious disappearance or any other casualty; actions of any other tenant of the Building or the Office Building or of any other person or entity; failure or inability to furnish any service specified in this Lease (except for Landlord’s obligations to provide services and utilities as provided in Article XIII); and leakage in any part of the Premises, the Building or the Office Building from water, rain, ice or snow that may leak into, or flow from, any part of the Premises, the Building or the Office Building, or from drains, pipes or plumbing fixtures in the Premises, the Building or the Office Building.  If any condition exists which may be the basis of a claim of constructive eviction, then Tenant shall give Landlord written notice thereof and a reasonable opportunity to correct such condition, and in the interim Tenant shall not claim that it has been constructively evicted or is entitled to a rent abatement.  Any property placed by Tenant or any Agent in or about the Premises, the Building or the Office Building shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor.  Any person receiving an article delivered for Tenant shall be acting as Tenant’s agent for such purpose and not as Landlord’s agent.  For purposes of this Article XIV, the term “Building” shall be deemed to include the Land.  Notwithstanding the foregoing provisions of this Section 14.1, and subject to Section 12.2(b) above, Landlord shall not be released from liability (a) to Tenant for any physical injury to any natural person or damage to Tenant’s personal property caused by the negligence or willful misconduct of Landlord or Landlord’s Representatives, provided that for damage to personal property, Landlord shall only be liable to the extent that such damage is not covered by insurance either carried by Tenant or  required by this Lease to be carried by Tenant or (b) to the extent resulting from the breach or default by Landlord of its representations, warranties, covenants, duties and/or obligations under this Lease; provided, however, that neither Landlord nor any of Landlord’s Representatives (nor any past, present or future board member, partner, trustee, director, member, officer, employee, agent, representative or advisor of any of them) shall under any circumstances under this Lease (including, without limitation, with respect to its reimbursement and indemnity obligations set forth in Section 14.2(b) below) be liable for: (i) any exemplary or punitive damages or (ii) any consequential or indirect damages (or for any interruption of or loss to business) to the extent that (A) Landlord is not covered therefor by insurance carried, or required to be carried under

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this Lease, and (B) provided that Landlord is carrying such required insurance, Landlord does not receive proceeds therefor, all in connection with or relating to this Lease.

14.2 (a)           Except to the extent caused by the negligence or willful misconduct of Landlord or its agents, and subject to Section 12.3 above, Tenant shall reimburse Landlord, its employees and agents for (as additional rent), and shall indemnify, defend upon request and hold them harmless from and against all reasonable costs, damages, claims, liabilities, expenses (including reasonable attorneys’ fees), losses, penalties and court costs (collectively, “Costs”) suffered by or claimed against them, directly or indirectly, based on or arising out of, in whole or in part, (i) use and occupancy of the Premises or the business conducted therein, (ii) any negligent or willful act or omission of Tenant or any Agent, (iii) any breach of Tenant’s obligations under this Lease, including failure to comply with Laws or surrender the Premises upon the expiration or earlier termination of the Lease Term, or (iv) any entry by Tenant or any Agent upon the Land prior to the Rent Commencement Date in violation of the terms and provisions of this Lease.  In no event, however, shall Tenant, Guarantor (as hereinafter defined), or any of Tenant’s Representatives (nor any past, present or future board member, partner, trustee, director, member, officer, employee, agent, representative or advisor of any of them), under any circumstances under this Section 14.2(a) or elsewhere under this Lease, be liable for: (I) any exemplary or punitive damages or (II) any consequential or indirect damages (or for any interruption of or loss to business) to the extent that (A) Tenant is not covered therefor by insurance carried, or required to be carried under this Lease, and (B) provided that Tenant is carrying such required insurance, Tenant does not receive insurance proceeds therefor.

(b) Except to the extent caused by the negligence or willful misconduct of Tenant or an Agent of Tenant, and subject to Section 12.2(b) above, Landlord shall reimburse Tenant and shall indemnify and hold Tenant harmless from and against all Costs suffered or claimed against Tenant as a result of: (i) Landlord’s use or control of the common areas of the Building and/or the Office Building and the Building Structure and Systems, (ii) any negligent or willful act or omission of Landlord, its agents, employees or contractors, or (iii) any breach of Landlord’s obligations under this Lease.

14.3 No landlord hereunder shall be liable for any obligation or liability based on or arising out of any event or condition occurring during the period that such landlord was not the owner of the Property.  Within five (5) days after request, Tenant shall attorn to any transferee landlord and execute, acknowledge and deliver any document submitted to Tenant confirming such attornment, provided such transferee assumes in writing, the obligations of Landlord hereunder which accrue from and after the date of the transfer.

14.4 Except as otherwise expressly provided herein (including, without limitation, as set forth in the Services Exhibit attached hereto as Exhibit F), Tenant shall not have the right to set off or deduct any amount allegedly owed to Tenant pursuant to any claim against Landlord from any rent or other sum payable to Landlord.  Tenant’s sole remedy for recovering upon such claim shall be to institute an independent action against Landlord, which action shall not be consolidated with any action of Landlord; provided, however, that the foregoing shall not prohibit Tenant from asserting a compulsory counterclaim in any proceeding instituted by

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Landlord against the Tenant that is required to be brought by applicable Laws and will be deemed forever waived if not then asserted by Tenant.

14.5 If Tenant or any Agent is awarded a money judgment against Landlord, then recourse for satisfaction of such judgment shall be limited to execution against Landlord’s estate and interest in the Land, the Building, the Office Building and any other improvements constructed or to be constructed on the Land, which shall be deemed to include proceeds actually received by Landlord from any sale of the Building, the Office Building and/or CH1 Phase 1 (net of all expenses of sale), insurance or condemnation proceeds (subject to the rights of any Mortgagees), and rental income from the Building, the Office Building and/or CH1 Phase II (net of all expenses). No other asset of Landlord, and no asset of any of Landlord’s Representatives (or any past, present or future board member, partner, director, member, officer, trustee, employee, agent, representative or advisor of any of them (each, an “officer”)) or any other person or entity, shall be available to satisfy or be subject to any such judgment.  No such Landlord’s Representative, officer or other person or entity shall be held to have personal liability for satisfaction of any claim or judgment whatsoever under this Lease.

ARTICLE XV

RULES AND REGULATIONS

Tenant agrees to comply with and observe the rules and regulations pertaining to the use and occupancy of the Premises or the Building or the Office Building set forth in Exhibit E attached hereto, together with all reasonable amendments thereto as may be promulgated in writing hereafter by Landlord in accordance with the terms and provisions of this Section 15.1 (the “Rules and Regulations”).  Tenant’s failure to keep and observe said Rules and Regulations after notice and opportunity to cure as set forth in Section 18.1(b) hereof shall constitute a material breach of the terms of this Lease.  Landlord reserves the right from time to time to reasonably amend or supplement said Rules and Regulations and to adopt and promulgate additional reasonable Rules and Regulations applicable to the Premises and the Building, provided, that any such amendments, supplements or additional Rules and Regulations shall not materially reduce Tenant’s rights under this Lease or materially interfere with Tenant’s use of the Premises.  Upon receipt thereof, Tenant agrees thereupon to comply with and observe any such additional, amended or supplemental Rules and Regulations promulgated by Landlord in accordance with this Section 15.1.  In the event of any inconsistency between this Lease and the Rules and Regulations, the provisions of this Lease shall prevail and control.  Any violation of the Rules and Regulations by any individual that is not under Tenant’s control shall not constitute a default under this Lease.  Landlord shall apply and enforce the Rules and Regulations in a uniform and non-discriminatory manner.

ARTICLE XVI

DAMAGE OR DESTRUCTION

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16.1 If, during or prior to the Lease Term, the Pods, the Storage Space and/or the Building are totally or partially damaged or destroyed thereby rendering the Pods and/or the Storage Space totally or partially inaccessible or unusable, then Landlord shall diligently repair and restore the Pods, the Storage Space and/or the Building to substantially the same condition they were in prior to such damage or destruction; provided, however, that if:  (i) the Building electrical and mechanical infrastructure is destroyed or materially damaged and in Landlord’s reasonable judgment such repair and restoration cannot be completed within one hundred eighty (180) days after the occurrence of such damage or destruction (taking into account the time needed for effecting a satisfactory settlement with any insurance company involved, removal of debris, preparation of plans and issuance of all required government permits); (ii) more than forty-five percent (45%) of the Building is damaged or destroyed; or (iii) more than fifty-five percent (55%) of the rentable square footage comprising the Pods is materially damaged or destroyed and there is less than one (1) year of the Lease Term remaining as of the date of said casualty and Tenant has not exercised any remaining option to renew the Lease Term, then Landlord shall have the right to terminate this Lease, but only with respect to the entirety of the Premises, by giving written notice of termination to Tenant within forty-five (45) days after the occurrence of such damage or destruction.  If this Lease is terminated pursuant to this Article XVI, then rent shall be apportioned as of the date of the happening of the damage or destruction (based on the portion of the aggregate amount of rentable square footage of the Pods and Critical Load Power which is usable or used after such damage or destruction) and paid to the earlier of the date of termination or the date Tenant completely vacates and abandons the Premises on account of such damage.  If this Lease is not terminated as a result of such damage or destruction, then until such repair and restoration of the affected Pods, the Storage Space and/or the Building are substantially complete, as of the date of the happening of the damage or destruction, Tenant shall be required to pay rent only for the portion of the Storage Space and/or the Pods and Critical Load Power that is usable while such repair and restoration are being made; provided, however, that if such damage or destruction was caused by the grossly negligent or willful misconduct of Tenant or any Agent, then Tenant shall not be entitled to any such rent reduction.  After receipt of all insurance proceeds (including proceeds of insurance maintained by Tenant), Landlord shall diligently proceed with, and bear the expenses of, such repair and restoration of the Storage Space, the Pods and/or the Building as aforesaid; provided, however, that (a) if such damage or destruction was caused by the grossly negligent or willful misconduct of Tenant or any Agent, then Tenant shall pay Landlord’s deductible and (b) Landlord shall not be required to repair or restore any tenant improvements installed by Tenant in the Pods and/or the Storage Space (except to the extent Landlord receives proceeds therefor from Tenant’s insurance), any Alterations [*****] (other than Tenant’s trade fixtures, decorations, furnishings, equipment, facilities and/or personal property)] or any of Tenant’s contents within the Pods and/or the Storage Space (including, without limitation, Tenant’s trade fixtures, decorations, furnishings, equipment, facilities or personal property, but excluding PDUs, CRACs, HVAC cooling support equipment, fire detection and alarm and fire suppression systems and equipment and any other equipment, facilities or other property of Landlord comprising the Building Structure and Systems and located within the Premises, which shall be Landlord’s responsibility).  Notwithstanding anything herein to the contrary, in the event of any damage or destruction referenced in the first sentence of this Section 16.1, Landlord shall have the right to

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terminate this Lease if (1) insurance proceeds plus deductibles are insufficient to pay the full cost of repair and restoration of such damage or destruction, so long as Landlord maintains the insurance required by Section 12.3 above, (2) the holder of any Mortgage fails or refuses to make such insurance proceeds available for such repair and restoration, or (3) zoning or other applicable Laws or regulations do not permit such repair and restoration; provided, however, that Landlord shall be entitled to terminate this Lease under subsections (1), (2) and (3) above only if Landlord simultaneously terminates the leases (or applicable portions thereof) of all other tenants leasing pods that are in a substantially similar condition to the Pods after such damage or destruction.  If this Lease is terminated pursuant to this Article XVI, Landlord shall grant to Tenant a license, expiring ninety (90) days after the date of termination, allowing Tenant the right to access the Building for the purpose of removing Tenant’s Items therefrom.

16.2 [*****].

16.3 [*****].

16.4 If, during or prior to the Lease Term, the Office Space or the Office Building are totally or partially damaged or destroyed thereby rendering the Office Space totally or partially inaccessible or unusable, then Landlord shall diligently repair and restore the Office Space and/or the Office Building to substantially the same condition they were in prior to such damage or destruction; provided, however, that if in Landlord’s reasonable judgment such repair and restoration cannot be completed within two hundred ten (210) days after the occurrence of such damage or destruction (taking into account the time needed for effecting a satisfactory settlement with any insurance company involved, removal of debris, preparation of plans and issuance of all required governmental permits), then Landlord shall have the right to terminate this Lease as to the Office Space only, by giving written notice of termination within forty-five (45) days after the occurrence of such damage or destruction.  If this Lease is terminated as to the Office Space pursuant to this Section 16.4, then Office Rent shall be apportioned as of the date of the happening of the damage or destruction (based on the portion of the Office Space which is usable or used after such damage or destruction) and paid to the earlier of the date of termination or the date Tenant completely vacates and abandons the Office Space on account of such damage.  If this Lease is not terminated as to the Office Space as a result of such damage or destruction, then until such repair and restoration of the Office Space and/or Office Building are substantially complete, as of the date of the happening of the damage or destruction, Tenant shall be required to pay Office Rent only for the portion of the Office Space that is usable while such repair and restoration are being made; provided, however, that if such damage or destruction was caused by the grossly negligent or willful misconduct of Tenant or any Agent, then Tenant shall not be entitled to any such rent reduction.  After receipt of all insurance proceeds (including proceeds of insurance maintained by Tenant), Landlord shall diligently proceed with, and bear the expenses of, such repair and restoration of the Office Space and/or the Office Building as aforesaid; provided, however, that (a) if such damage or destruction was caused by the grossly negligent or willful misconduct of Tenant or any Agent, then Tenant shall pay Landlord’s deductible and (b) Landlord shall not be required to repair or restore any tenant improvements installed by Tenant in the Office Space (except to the extent Landlord receives proceeds therefor from Tenant’s

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insurance), any Alterations in the Office Space [*****] (other than Tenant’s trade fixtures, decorations, furnishings, equipment, facilities and/or personal property)] or any of Tenant’s contents within the Office Space (including, without limitation, Tenant’s trade fixtures, decorations, furnishings, equipment, facilities or personal property, but excluding HVAC cooling support equipment, fire detection and alarm and fire suppression systems and equipment and any other equipment, facilities or other property of Landlord comprising the Building Structure and Systems and located within the Office Space, which shall be Landlord’s responsibility).  Notwithstanding anything herein to the contrary, in the event of any damage or destruction to the Office Building referenced in the first sentence of this Section 16.4, Landlord shall have the right to terminate this Lease as to the Office Space only if (1) insurance proceeds plus deductibles are insufficient to pay the full cost of repair and restoration of such damage or destruction, so long as Landlord maintains the insurance required by Section 12.3 above, (2) the holder of any Mortgage fails or refuses to make such insurance proceeds available for such repair and restoration, (3) zoning or other applicable Laws or regulations do not permit such repair and restoration, or (4) the damage to the Office Building exceeds forty-five percent (45%) of the replacement value of the Office Building; provided, however, that Landlord shall be entitled to terminate this Lease as to the Office Space under subsections (1), (2), (3) and/or (4) above only if Landlord simultaneously terminates the leases (or applicable portions thereof) of all other tenants leasing space in the Office Building, that are in a substantially similar condition to the Office Space after such damage or destruction.  If this Lease is terminated pursuant to this Section 16.4, Landlord shall grant to Tenant a license, expiring ninety (90) days after the date of termination, allowing Tenant the right to access the Office Building for the purpose of removing Tenant’s Items therefrom.

16.5 If, within forty five (45) days after the occurrence of the damage or destruction to the Office Building described in Section 16.4 above, Landlord determines in its sole but reasonable judgment that the repairs and restoration cannot be substantially completed within two hundred ten (210) days after the date of such damage or destruction, and Landlord does not elect to terminate this Lease pursuant to Section 16.4, then Landlord shall notify Tenant of such determination within such forty-five (45) day period (the “Restoration Notice”).  For a period continuing through the later of the thirtieth (30th) day after the occurrence of such damage or destruction to the Office Building or the tenth (10th) day after receipt of such notice, Tenant shall have the right to terminate this Lease as to the Office Space only by providing written notice to Landlord (which date of such termination shall be not more than thirty (30) days after the date of Tenant’s notice to Landlord).  Furthermore, Landlord shall notify Tenant in writing (the “Insurance Proceeds Notice”) within forty-five (45) days after the occurrence of the damage or destruction to the Office Building described in Section 16.4 above as to whether the holder of any Mortgage fails or refuses to make insurance proceeds available for the repair and restoration required under Section 16.4 above.  In the event Tenant receives any such Insurance Proceeds Notice from Landlord providing that the holder of any Mortgage fails or refuses to make such insurance proceeds available, and Landlord does not elect to terminate this Lease as to the Office Space pursuant to Section 16.4 above within such forty-five (45) day period, then Tenant shall have the right to terminate this Lease as to the Office Space only by providing written notice thereof to Landlord within ten (10) days after the expiration of such forty-five (45)

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day period (which date of such termination shall be not more than thirty (30) days after the date of Tenant’s notice to Landlord).  Failure of Landlord to deliver the Insurance Proceeds Notice to Tenant within such forty-five (45) day period as aforesaid shall be deemed notice that the holder of any Mortgage fails or refuses to make such insurance proceeds available.  Notwithstanding any of the foregoing to the contrary, Tenant shall not have the right to terminate this Lease as the Office Space under this Section 16.5 if the willful misconduct of Tenant or any Agent shall have caused the damage or destruction.

ARTICLE XVII

CONDEMNATION

17.1 If one third or more of the Pods, or the use or occupancy thereof, or any portion of the Building required for the reasonable and proper use of the Pods, shall be taken or condemned by any governmental or quasi governmental authority for any public or quasi public use or purpose or sold under threat of such a taking or condemnation (collectively, “condemned”), then this Lease shall terminate on the day prior to the date title thereto vests in such authority and rent shall be apportioned as of such date.  If less than one third of the Pods or occupancy thereof or portions of the Building not required for the proper use of the Pods or the Building, is condemned, then this Lease shall continue in full force and effect as to the part of the Pods not so condemned, except that as of the date title vests in such authority Tenant shall not be required to pay rent with respect to the part of the Pods so condemned.  Landlord shall notify Tenant of any condemnation contemplated by this Section 17.1 promptly after Landlord receives notice thereof.  Within ten (10) days after receipt of such notice, Tenant shall have the right to terminate this Lease with respect to the remainder of the Pods not so condemned as of the date title vests in such authority, but only if such condemnation renders said remainder of the Pods totally unusable for their intended purpose.  Notwithstanding anything herein to the contrary, if thirty-five percent (35%) or more of the Land or the Building is condemned, then whether or not any portion of the Pods is condemned, Landlord shall have the right to terminate this Lease as of the date title vests in such authority, provided, that, as a condition to such right, Landlord must simultaneously terminate the leases (or applicable portions thereof) of all other tenants in the Building leasing pods that are affected in a substantially similar manner as the Pods by such condemnation.

17.2 If one third or more of the Office Space, or the use or occupancy thereof, or any portion of the Office Building required for the reasonable and proper use of the Office Space, shall be taken or condemned by any governmental or quasi governmental authority for any public or quasi public use or purpose or sold under threat of such a taking or condemnation (collectively, “condemned”), then this Lease shall terminate as to the Office Space only on the day prior to the date title thereto vests in such authority and Office Rent shall be apportioned as of such date.  If less than one third of the Office Space or occupancy thereof or portions of the Office Building not required for the proper use of the Office Space or the Office Building, is condemned, then this Lease shall continue in full force and effect as to the part of the Office Space not so condemned, except that as of the date title vests in such authority Tenant shall not

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be required to pay rent with respect to the part of the Office so condemned.  Landlord shall notify Tenant of any condemnation of the Office Building contemplated by this Section 17.2 promptly after Landlord receives notice thereof.  Within ten (10) days after receipt of such notice, Tenant shall have the right to terminate this Lease with respect to the remainder of the Office Space not so condemned as of the date title vests in such authority, but only if such condemnation renders said remainder of the Office Space totally unusable for their intended purpose.  Notwithstanding anything herein to the contrary, if thirty-five percent (35%) or more of the Office Building is condemned, then whether or not any portion of the Office Space is condemned, Landlord shall have the right to terminate this Lease as to the Office Space only as of the date title vests in such authority, provided, that, as a condition to such right, Landlord must simultaneously terminate the leases (or applicable portions thereof) of all other tenants in the Office Building leasing Office Space that are affected in a substantially similar manner as the Office Space by such condemnation.

17.3 All awards, damages and other compensation paid by the condemning authority on account of any such taking or condemnation (or sale under threat of such a taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation.  Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages.  Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment and trade fixtures installed in the Premises at Tenant’s expense and for relocation expenses, provided that such claim does not in any way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.

ARTICLE XVIII

DEFAULT

18.1 Each of the following shall constitute an “Event of Default” by Tenant under this Lease:

(a) Tenant’s failure to make when due any payment of Base Rent, Additional Rent or other sum, which failure shall continue for a period of five (5) days after receipt by Tenant of written notice thereof; provided, however, that Landlord shall not be required to give Tenant more than two (2) such written notices during any Lease Year during the Lease Term;

(b) Tenant’s failure to perform or observe any covenant or condition of this Lease not otherwise specifically described in this Section 18.1, which failure shall continue for a period of thirty (30) days after receipt by Tenant of written notice thereof; provided, however, that if such cure cannot reasonably be effected within such thirty (30) day period and Tenant begins such cure promptly within such thirty (30) day period and is pursuing such cure in good faith and with diligence and continuity during such thirty (30) day period, then, except in the

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event of an emergency, Tenant shall have such additional time as is reasonably necessary to effect such cure;

(c) an Event of Bankruptcy as specified in Article XIX hereof;

(d) Tenant’s dissolution or liquidation;

(e) any Environmental Default as specified in Section 6.3 hereof;

(f) Tenant’s failure to execute, acknowledge and deliver the written statement required by Section 24.4 hereof after receipt by Tenant of written notice thereof and a ten (10) day cure period;

(g) excluding any sublease or assignment requiring Landlord’s consent but that Tenant believed in good faith was permitted under Section 7.2(b) above, any sublease, assignment or mortgage not permitted by Article VII hereof;

(h) the occurrence of [*****] Prohibited Spikes [*****].

18.2 If there shall be an Event of Default (even if prior to the Rent Commencement Date), then the provisions of this Section 18.2 shall apply.  Landlord shall have the right, at its sole option, to terminate this Lease upon delivery of written notice to Tenant.  In addition, with or without terminating this Lease, Landlord may re-enter, terminate Tenant’s right of possession and take possession of the Premises.  The provisions of this Article XVIII shall operate as a notice to quit, and Tenant hereby waives any other notice to quit or notice of Landlord’s intention to re-enter the Premises.  If necessary, Landlord may proceed to recover possession of the Premises under applicable Laws, or by such other proceedings, including re entry and possession, as may be applicable.  If Landlord elects to terminate this Lease and/or elects to terminate Tenant’s right of possession, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, however, to Tenant’s liability for all Base Rent, additional rent and other sums specified herein.  Whether or not this Lease and/or Tenant’s right of possession is terminated, Landlord shall have the right, at its sole option, to terminate any renewal or expansion right contained in this Lease and to grant or withhold any consent or approval pursuant to this Lease in its sole and absolute discretion.  If an Event of Default has occurred under this Lease and Tenant has vacated the Premises, and if Landlord has terminated this Lease as a result of such Event of Default, then Landlord shall thereafter use reasonable efforts to relet the Premises; provided, however, that Tenant understands and agrees that Landlord’s main priority will be the leasing of other space in the Building (and not then leased by Landlord), and the reletting of the Premises will be of lower priority.  Tenant hereby expressly waives, for itself and all persons claiming by, through or under it, any right of redemption, re-entry or restoration of the operation of this Lease under any present or future Law, including without limitation any such right which Tenant would otherwise have in case Tenant shall be dispossessed for any cause, or in case Landlord shall obtain possession of the Premises as herein provided.  Landlord may relet the Premises or any part thereof, alone or together with other premises, for such term(s) (which may extend beyond the date on which the

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Lease Term would have expired but for Tenant’s default) and on such terms and conditions (which may include any concessions or allowances granted by Landlord) as Landlord, in its sole and absolute but reasonable discretion, may determine, but Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished by reason of, any failure by Landlord to relet all or any portion of the Premises or to collect any rent due upon such reletting.  Whether or not this Lease is terminated or any suit is instituted, Tenant shall be liable for any Base Rent, additional rent, damages or other sum which may be due or sustained prior to such Event of Default, and for all costs, fees and expenses (including, but not limited to, attorneys’ fees and costs, brokerage fees (to the extent proportionately allocable to the remaining Lease Term), expenses incurred in placing the Premises in first class rentable condition, advertising expenses, and any concessions or allowances granted by Landlord) incurred by Landlord in pursuit of its remedies hereunder and/or in recovering possession of the Premises and renting the Premises to others from time to time until the date the Lease Term would have expired but for Tenant’s default.  Tenant also shall be liable for additional damages which at Landlord’s election shall be either: (a) an amount equal to the Base Rent and additional rent due or which would have become due from the date of Tenant’s default through the remainder of the Lease Term, less the amount of rental, if any, which Landlord receives during such period from others to whom the Premises may be rented (other than any additional rent received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord), which amount shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following Tenant’s default and continuing until the date on which the Lease Term would have expired but for Tenant’s default, it being understood that separate suits may be brought from time to time to collect any such damages for any month(s) (and any such separate suit shall not in any manner prejudice the right of Landlord to collect any damages for any subsequent month(s)), or Landlord may defer initiating any such suit until after the expiration of the Lease Term (in which event such deferral shall not be construed as a waiver of Landlord’s rights as set forth herein and Landlord’s cause of action shall be deemed not to have accrued until the expiration of the Lease Term); or (b) an amount equal to the difference between (i) all Base Rent, additional rent and other sums due or which would be due and payable under this Lease as of the date of Tenant’s default through the end of the scheduled Lease Term, and (ii) the fair market value rental of the Premises over the same period (net of all expenses (including attorneys’ fees) and all vacancy periods reasonably projected by Landlord to be incurred in connection with the reletting of the Premises), as determined by Landlord in its sole and absolute discretion, which difference shall be discounted at a rate equal to one (1) whole percentage point above the discount rate in effect on the date of payment at the Federal Reserve Bank nearest the Building, and which resulting amount shall be payable to Landlord in a lump sum on demand, it being understood that upon payment of such liquidated and agreed final damages, Tenant shall be released from further liability under this Lease with respect to the period after the date of such payment, and that Landlord may bring suit to collect any such damages at any time after an Event of Default shall have occurred.  Tenant shall pay all expenses (including attorneys’ fees) incurred by Landlord in connection with or as a result of any Event of Default whether or not a suit is instituted.  The provisions contained in this Section 18.2 shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have against Tenant for anticipatory breach of this Lease (including, without limitation, the right of injunction and the right to invoke

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any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not provided for herein).  Nothing herein shall be construed to affect or prejudice Landlord’s right to prove, and claim in full, unpaid rent accrued prior to termination of this Lease.  If Landlord is entitled, or Tenant is required, pursuant to any provision hereof to take any action upon the termination of the Lease Term, then Landlord shall be entitled, and Tenant shall be required, to take such action also upon the termination of Tenant’s right of possession.

18.3 All rights and remedies of Landlord set forth herein are cumulative and in addition to all other rights and remedies available to Landlord at law or in equity including those available for anticipatory breach.  The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise of any other right or remedy.  No delay in the enforcement or exercise of any right or remedy by Landlord or Tenant shall constitute a waiver of any default by the other party hereunder or of such party’s rights or remedies in connection therewith.  Neither party hereto shall be deemed to have waived any default by the other party hereunder unless such waiver is set forth in a written instrument signed by the party against whom such waiver is asserted.  If either party waives in writing any default by Tenant, such waiver shall not be construed as a waiver of any covenant, condition or agreement set forth in this Lease except as to specific circumstances described in such written waiver.

18.4 If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of default or of any other covenant, condition or agreement set forth herein, nor of any of Landlord’s rights hereunder, except to the extent agreed by Landlord in writing in connection with such compromise or settlement.  Neither the payment by Tenant of a lesser amount than the installments of Base Rent, Additional Rent or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent or other sums payable hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or other sums or to pursue any other remedy available to Landlord.  Notwithstanding any request or designation by Tenant, Landlord may apply any payment received from Tenant to any payment then due.  No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

18.5 If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act after Landlord delivers written notice to Tenant.  If Landlord elects to make such payment or do such act, all costs incurred by Landlord, plus interest thereon at the rate per annum which is three percent (3%) higher than the prime rate published in the Money Rates section of the Wall Street Journal (the “Prime Rate”) from the date paid by Landlord to the date of payment thereof by Tenant, shall constitute Additional Rent hereunder and shall be immediately paid by Tenant to Landlord; provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum rate then allowed by law.  The taking of such action by Landlord shall not be considered as a cure of

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such default by Tenant or prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such default.

18.6 If Tenant fails, on more than two (2) occasions in any Lease Year during the Lease Term, to make any payment of Base Rent on or before the date that is five (5) Business Days after such payment is due and payable, and provided Landlord has notified Tenant of each such failure in writing, then Tenant shall pay to Landlord a late charge of two percent (2%) of the amount of such payment of Base Rent.  If Tenant fails to make any payment of Base Rent or Additional Rent on or before the date such payment is due and payable, such payment shall bear interest at the rate per annum which is three percent (3%) higher than the Prime Rate from the date such payment became due to the date of payment thereof by Tenant; provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum rate then allowed by law.  Such interest shall constitute Additional Rent due and payable hereunder with the next installment of Base Rent due hereunder.

ARTICLE XIX

BANKRUPTCY

19.1 An “Event of Bankruptcy” is the occurrence with respect to any of Tenant, a guarantor or any other person liable for Tenant’s obligations hereunder (including, without limitation, any general partner of Tenant (a “General Partner”)) of any of the following:  (a) such person becoming insolvent, as that term is defined in Title  11 of the United States Code (the “Bankruptcy Code”) or under the insolvency laws of any state (the “Insolvency Laws”); (b) appointment of a receiver or custodian for any property of such person, or the institution of a foreclosure or attachment action upon any property of such person; (c) filing by such person of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws; (d) filing of an involuntary petition against such person as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either (1) is not dismissed within sixty (60) days after filing, or (2) results in the issuance of an order for relief against the debtor; (e) such person making or consenting to an assignment for the benefit of creditors or a composition of creditors; or (f) an admission by Tenant or Guarantor of its inability to pay debts as they become due.  At any time (but in no event more than one (1) time during any calendar year unless Landlord reasonably and in good faith believes that a substantial change in Tenant’s financial condition shall have occurred) upon not less than ten (10) days’ prior written notice, Tenant shall submit such information concerning the financial condition of any such person as Landlord may reasonably request.  Tenant warrants that all such information heretofore and hereafter submitted is and shall be correct and complete.

19.2 Upon occurrence of an Event of Bankruptcy, Landlord shall have all rights and remedies available pursuant to Article XVIII above; provided, however, that while a case (the “Case”) in which Tenant is the subject debtor under the Bankruptcy Code is pending, Landlord’s right to terminate this Lease shall be subject, to the extent required by the Bankruptcy Code, to any rights of Tenant or its trustee in bankruptcy (collectively, “Trustee”) to assume or assume

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and assign this Lease pursuant to the Bankruptcy Code.  After the commencement of a Case:  (i) Trustee shall perform all post petition obligations of Tenant under this Lease; and (ii) if Landlord is entitled to damages (including, without limitation, unpaid rent) pursuant to the terms of this Lease, then all such damages shall be entitled to administrative expense priority pursuant to the Bankruptcy Code.  Any person or entity to which this Lease is assigned pursuant to the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of assignment, and any such assignee shall upon request execute and deliver to Landlord an instrument confirming such assumption.  Trustee shall not have the right to assume or assume and assign this Lease unless Trustee promptly (a) cures all defaults under this Lease, (b) compensates Landlord for damages incurred as a result of such defaults, (c) provides adequate assurance of future performance on the part of Trustee as debtor in possession or Trustee’s assignee, and (d) complies with all other requirements of the Bankruptcy Code.  If Trustee desires to assume and assign this Lease to any person who shall have made a bona fide offer, then Trustee shall give Landlord written notice of such proposed assignment (which notice shall set forth the name and address of such person, all of the terms and conditions of such offer, and the adequate assurance to be provided Landlord to assure such person’s future performance under this Lease) no later than fifteen (15) days after receipt by Trustee of such offer, but in no event later than thirty (30) days prior to the date Trustee shall make application to the appropriate court for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Trustee given at any time prior to the effective date of such proposed assignment, to accept (or to cause Landlord’s designee to accept) an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.  If Trustee fails to assume or assume and assign this Lease in accordance with the requirements of the Bankruptcy Code within sixty (60) days after the initiation of the Case (or such other period as may be provided by the Bankruptcy Code or allowed by the United States Bankruptcy Court for same), then Trustee shall be deemed to have rejected this Lease.  If this Lease is rejected or deemed rejected, then Landlord shall have all rights and remedies available to it pursuant to Article XVIII above.

ARTICLE XX

SUBORDINATION MORTGAGES

20.1 Subject to the terms and provisions of Section 20.3 below, this Lease is subject and subordinate to the lien, provisions, operation and effect of all mortgages, deeds of trust, ground leases or other security instruments which may now or hereafter encumber any portion of the Building, the Office Building and/or the Land (collectively, “Mortgages”), to all funds and indebtedness intended to be secured thereby, and to all renewals, extensions, modifications, recastings or refinancings thereof.  Said subordination and the provisions of this Section shall be self operative and no further instrument of subordination shall be required by the holder of any Mortgage.  The holder of any Mortgage to which this Lease is subordinate shall have the right

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(subject to any required approval of the holders of any superior Mortgage) at any time to declare this Lease to be superior to the lien, provisions, operation and effect of such Mortgage.

20.2 Tenant shall, at Landlord’s request, promptly execute any requisite or appropriate document confirming such subordination.  Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and Tenant’s obligations hereunder in the event any foreclosure proceeding is prosecuted or completed or in the event the Building, the Office Building, the Land or Landlord’s interest therein is transferred by foreclosure, by deed in lieu of foreclosure or otherwise.  At the request of any transferee and assumption of Landlord’s obligations as required hereby, Tenant shall attorn to such transferee and shall recognize such transferee as the landlord under this Lease.  Within ten (10) days after the request of such transferee, Tenant shall execute acknowledge and deliver any requisite or appropriate document submitted to Tenant confirming such attornment.

20.3 Notwithstanding anything to the contrary contained herein, the effectiveness of any subordination by Tenant to any Mortgage as provided herein above shall be subject to the condition that Landlord obtain from the holder of any such Mortgage a non-disturbance agreement, in form reasonably acceptable to Tenant, that provides: (a) so long as Tenant is not in default under this Lease beyond any applicable notice and cure period and (b) Tenant agrees to attorn to the holder of any such Mortgage or to any transferee in connection with any foreclosure, or sale or transfer in lieu thereof, and recognize such party as landlord under this Lease, as provided in Section 20.2 above, then, in the event of any foreclosure, or sale or transfer in lieu thereof, this Lease shall remain in full force and effect and Tenant’s use and possession of the Premises as provided herein shall not be disturbed.  Landlord represents to Tenant that, as of the Lease Commencement Date, KeyBank National Association (“Lender”) has made a loan to an affiliate of Landlord that is secured by the lien of a Mortgage encumbering the Land and all improvements thereon, including the Building and the Office Building (the “Existing Mortgage”), and that no Mortgage other than the Existing Mortgage is a lien thereon.  Prior to or concurrent with the Lease Commencement Date, Landlord shall obtain from Lender a subordination, non-disturbance and attornment agreement (a “SNDA”) in a form set forth on Exhibit G attached hereto and made a part hereof.  Landlord acknowledges and agrees that, unless waived by Tenant in its sole and absolute discretion, the effectiveness of this Lease is conditioned upon the execution and delivery by Lender of a SNDA in the form attached hereto as Exhibit G within thirty (30) days after the Lease Commencement Date.  [*****].  For avoidance of doubt, Landlord and Tenant acknowledge and agree that, upon full execution and delivery of such SNDA, such SNDA shall be promptly recorded among the land records of Cook County, Illinois.  Furthermore, Landlord shall secure for Tenant a SNDA (recognizing Tenant’s rights under this Lease) from the holder of each Mortgage hereafter encumbering the Building and/or the Land on such holder’s standard form nondisturbance agreement, subject to Tenant’s reasonable approval.

ARTICLE XXI

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HOLDING OVER

21.1 If Tenant (or anyone claiming through Tenant) does not immediately surrender the Premises or any portion thereof upon the expiration or earlier termination of the Lease Term, then, unless otherwise agreed to by the parties hereto in writing, for the first six months of such holdover period, the rent payable by Tenant hereunder shall be increased to equal one hundred fifty percent (150%) of the Base Rent, plus Additional Rent and other sums that would have been payable pursuant to the provisions of this Lease if the Lease Term had continued during such holdover period.  If such holdover period is longer than six (6) months, commencing on the first day of the seventh month of the holdover period and for each month of the holdover period thereafter, the rent payable by Tenant shall be increased to one hundred seventy-five percent (175%) of the Base Rent, plus Additional Rent and other sums that would have been payable pursuant to the provisions of this Lease if the Lease Term had continued during such holdover period.  Such rent shall be computed by Landlord and paid by Tenant on a monthly basis and shall be payable on the first day of such holdover period and the first day of each calendar month thereafter during such holdover period until the Premises have been vacated.  Notwithstanding any other provision of this Lease, Landlord’s acceptance of such rent shall not in any manner adversely affect Landlord’s other rights and remedies, including Landlord’s right to evict Tenant and to recover all damages.  Any such holdover shall be deemed to be a tenancy at sufferance.  In no event shall any holdover be deemed a permitted extension or renewal of the Lease Term, and nothing contained herein shall be construed to constitute Landlord’s consent to any holdover or to give Tenant any right with respect thereto.

ARTICLE XXII

COVENANTS OF LANDLORD

22.1 Landlord covenants that it has the right to enter into this Lease for the term aforesaid, and that so long as Tenant is not in default (beyond the expiration of any applicable notice and cure period) under this Lease, then, subject to the provisions of this Lease, Tenant shall during the Lease Term, peaceably and quietly occupy and enjoy the full possession of the Premises without hindrance by Landlord, its employees or agents.  Tenant acknowledges and agrees that its leasehold estate in and to the Premises vests on the date this Lease is executed, notwithstanding that the Lease Term will not commence until a future date.

ARTICLE XXIII

PARKING

23.1 During the Lease Term, Landlord shall maintain no less than two hundred (200) parking spaces for parking in the surface parking areas located adjacent to the Building available on a non-exclusive, unassigned, first-come, first-served basis, [*****].  Landlord covenants that, throughout the Lease Term, Landlord will maintain on the Land, at a minimum, the number of parking spaces required by applicable Law.

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23.2 It is understood and agreed that Landlord does not assume any responsibility for, and shall not be held liable for, any damage or loss to any automobiles parked in the parking areas or to any personal property located therein, or for any injury sustained by any person in or about the parking areas, except, subject to the insurance requirements and the waiver of subrogation provision set forth in Section 12.2(b) above, for any physical injury to any natural person or damage to Tenant’s personal property caused by the negligence or willful misconduct of Landlord or Landlord’s Representatives.

ARTICLE XXIV

GENERAL PROVISIONS

24.1 Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are being acquired by Tenant except as herein expressly set forth.

24.2 Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.

24.3 Landlord and Tenant each represents and warrants to the other that neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease.  Each party shall indemnify and hold the other harmless from and against any claim or claims for brokerage or other commissions asserted by any other broker, agent or finder engaged by the indemnifying party or with whom the indemnifying party has dealt in connection with this Lease.

24.4 Tenant agrees, at any time and from time to time, upon not less than fifteen (15) days’ prior written notice by Landlord, to execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying, if true, that this Lease is unmodified and in full force and effect (or if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications); (ii) stating the dates to which the rent and any other charges hereunder have been paid by Tenant; (iii) stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying the nature of such default; (iv) stating the address to which notices to Tenant are to be sent; and (v) stating such other information as Landlord or any mortgagee or prospective mortgagee of the Land and improvements thereon may reasonably request.  Any such statement delivered by Tenant may be relied upon by any landlord of the Building, the Office Building or the Land, any prospective purchaser of the Building, the Office Building or the Land, any mortgagee or prospective mortgagee of the Building, the Office Building or the Land or of Landlord’s interest therein, or any prospective assignee of any such mortgagee.

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24.5 LANDLORD AND TENANT EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

24.6 Subject to the terms and conditions of Article V above and except as otherwise expressly provided herein, all notices or other communications required hereunder shall be in writing and shall be deemed duly given and received when delivered in person (with receipt therefor), if delivered by  overnight delivery by a nationally recognized company, or if sent by certified or registered mail, return receipt requested, postage prepaid, to the following addresses:

If to Landlord:                       Tarantula Ventures LLC
c/o DuPont Fabros Technology, Inc.
1212 New York Avenue, NW, Suite 900
Washington, D.C.  20005
Attn:  General Counsel
Phone: (202) 728-0044
Fax: (202) 728-0220

With a copy to:                     Cooley Godward Kronish LLP
11951 Freedom Drive
Reston, Virginia  20190-5601
Attn:  John H. Toole
Phone: (703) 456-8651
Fax: (703) 456-8000

If to Tenant:	Rackspace US, Inc.
5000 Walzem Road
San Antonio, Texas 78218
Attention: Director of Real Estate
Telephone:  (210) 312-4861
Facsimile:  (210) 312-4300

With copies to:	Rackspace US, Inc.
5000 Walzem Road
San Antonio, Texas 78218
Attention: General Counsel
Telephone:  (210) 312-4721
Facsimile:  (210) 312-4848

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Smith, Robertson, Elliott, Glen, Klein & Bell, LLP
221 West 6th Street, Suite 1100
Austin, Texas 78701
Attention: Gavin Klein
Telephone: (512) 225-1708
Facsimile: (512) 225-5838

    If to Guarantor:                     Rackspace Hosting, Inc.
   5000 Walzem Road
   San Antonio, Texas 78218
   Attn: General Counsel
                Telephone: (210) 312-4721
                Facsimile: (210) 312-4848

With copies to:	Smith, Robertson, Elliott, Glen, Klein & Bell, LLP
221 West 6th Street, Suite 1100
Austin, Texas 78701
Attention: Gavin Klein
Telephone: (512) 225-1708
Facsimile: (512) 225-5838

Any such notice shall be deemed effective upon the earlier of: (i) receipt, (ii) refusal to accept delivery, (iii) three (3) days after being deposited in the U.S. Mail, postage pre-paid, via registered or certified mail, return receipt requested, or (iv) one (1) day after being deposited with a nationally-recognized overnight carrier.

Either party may change its address for the giving of notices by notice given in accordance with this Section 24.6.

24.7 If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

24.8 Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

24.9 The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns, subject to the provisions hereof restricting assignment or subletting by Tenant.

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24.10 This Lease contains and embodies the entire agreement of the parties hereto and supersedes all prior agreements, negotiations and discussions between the parties hereto.  Any representation, inducement or agreement that is not contained in this Lease shall not be of any force or effect.  This Lease may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto.

24.11 This Lease shall be governed by and construed in accordance with the laws of the State of Illinois.

24.12 Article and section headings are used herein for the convenience of reference and shall not be considered when construing or interpreting this Lease.

24.13 The submission of an unsigned copy of this document to Tenant for Tenant’s consideration does not constitute an offer to lease the Premises or an option to or for the Premises.  This document shall become effective and binding only upon the execution and delivery of this Lease by both Landlord and Tenant.

24.14 Time is of the essence with respect to each provision of this Lease.

24.15 Neither this Lease nor a memorandum thereof shall be recorded; however, this Section 24.15 shall not be construed as prohibiting the recordation of the SNDA in accordance with Section 20.3 above.

24.16 Except as otherwise provided in this Lease, any additional rent or other sum owed by Tenant to Landlord, and any cost, expense, damage or liability incurred by Landlord for which Tenant is liable, shall be considered “Additional Rent” and unless otherwise provided in this Lease shall be paid by Tenant to Landlord no later than thirty (30) days after the date Landlord notifies Tenant of the amount of such Additional Rent or such cost, expense, damage or liability.

24.17 For purposes of this Lease, “Business Day” shall mean a day other than a Saturday, Sunday or Federal holiday.

24.18 Except as expressly set forth herein to the contrary, all of the parties’ duties and obligations hereunder shall survive the termination of this Lease for any reason whatsoever.

24.19 If Landlord or Tenant is in any way delayed, interrupted or prevented from performing any obligation (except, with respect to Tenant, its obligations to pay rent and other sums due under this Lease, any obligation with respect to insurance pursuant to Article XII, any obligation to give notice with respect to extensions, expansions or otherwise, and any holdover) due to fire, act of God, governmental act or failure to act, war, enemy action, strike, labor dispute, inability to procure materials, or any cause beyond Landlord’s or Tenant’s (as applicable) reasonable control (whether similar or dissimilar to the foregoing events) (all of which are collectively referred to herein as “Force Majeure”), then the time for performance of such obligation shall be excused for the period of such delay, interruption or prevention and

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extended for a period equal to the period of such delay or prevention.  Notwithstanding the foregoing, neither financial disability or hardship shall constitute a Force Majeure event.  By way of clarification, the occurrence of an event of Force Majeure will not prevent the occurrence of a Power Deficiency or HVAC Deficiency and same shall be determined without regard to such Force Majeure.

24.20 Each party hereby represents and warrants to the other that all necessary corporate or company action has been taken to enter into this Lease and that the person signing this Lease on behalf of such party has been duly authorized to do so and all consents required by such party to enter into this Lease have been received and no further consent from any party is required to enter into this Lease.

24.21 Landlord and Tenant each agrees that it will not publicly disclose the terms of this Lease, provided that communication of such information may be made in connection with any valid legal order issued by a court or governmental agency or any legally required official filing with any governmental agency or if required by the applicable rules of a national securities exchange, and provided further that communication by either party to its lenders, private investors, purchasers, accountants, attorneys, consultants and brokers shall be permitted.  The sole remedy for a breach by either party hereto of any of the terms and provisions of this Section 24.21 shall be an action for specific performance, injunction or restraining order, and such a breach shall not otherwise be deemed to constitute a default under this Lease or give rise to any claim for damages or other relief.

24.22 This Lease includes and incorporates the Recitals and the Exhibits A, B, B-1, B-2, C, D, D-1, E, F, G, H and I attached hereto.

24.23 This Lease may be executed in separate counterparts, each of which shall constitute an original and all of which, together, shall constitute one and the same instrument.  This Lease shall be fully executed when each party whose signature is required has signed and delivered to each of the parties at least one counterpart, even though no single counterpart contains the signatures of all parties hereto.

ARTICLE XXV

RENEWAL

25.1 Landlord hereby grants to Tenant two (2) successive five (5)-year renewal options, each exercisable at Tenant’s option and subject to the conditions described below (each such five-year term, if exercised, being referred to herein as a “Renewal Term”).  If such right is exercised, and if the conditions applicable thereto have been satisfied, the first Renewal Term shall commence immediately following the end of the Lease Term provided in this Lease and the second Renewal Term shall commence immediately following the end of the first Renewal Term.  The right of renewal herein granted to Tenant shall be subject to, and shall be exercised in accordance with, the following terms and conditions:

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(a) Tenant shall exercise its right of renewal with respect to each Renewal Term by giving Landlord written notice thereof not earlier than eighteen (18) months and not later than twelve (12) months prior to the expiration date of the then-current Lease Term (the “Renewal Notice”).

(b) In the event the Renewal Notice is not given timely, Tenant’s right of renewal shall lapse and be of no further force or effect.

(c) All the terms, conditions, covenants and agreements set forth in this Lease shall continue to apply and be binding upon Landlord and Tenant during each Renewal Term, except for the determination of Base Rent which shall be as set forth in Section 25.2 below.

(d) In the event there exists an Event of Default on the date of receipt of a Renewal Notice or anytime thereafter until the date such Renewal Term is to commence, then, at Landlord’s option, such Renewal Term shall not commence and the Lease Term shall expire on the date the Lease Term would have expired without such renewal.

(e) The renewal option shall be exercised only by the original Tenant hereunder or by an Affiliate of the original Tenant hereunder, and not by any other assignee, transferee or subtenant.  In the event the original Tenant assigns this Lease to any entity other than an Affiliate of the original Tenant, Tenant's rights under this Section 25.1 shall lapse as though this Section 25.1 had never been included in the Lease.

(f) In the event this Lease is not renewed for the first Renewal Term, Tenant’s right to renew this Lease for the second Renewal Term shall lapse and be of no further force and effect.

25.2  (a) The Base Rent charged for the first year of each Renewal Term shall be [*****].

(b) [*****].

(c) [*****].

ARTICLE XXVI

COMMUNICATIONS EQUIPMENT

26.1 (a)           Subject to the terms and conditions in this Article XXVI, Tenant shall have the license, at Tenant’s sole risk, cost and expense, to install and maintain in a designated location on the roof of the Building (individually and together, the “Satellite Area”) one (1) or more satellite dish antennae (together and singly the “antenna”), together with the cables extending from such antenna to the Premises through plenums, risers, electrical closets, ducts or pipes on or serving the floor on which the Premises are located (other than those installed for another tenant’s exclusive use and provided Tenant shall have utilization of each such facility or

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area in no greater proportion than the ratio by which the square feet of rentable area in the Premises compares to the square feet of rentable area in the Building), all in accordance with plans and specifications to be reasonably approved by Landlord.  The number, location, size, weight, height and all other features and specifications of the antenna and the manner of the initial installation of the same shall be subject to Landlord’s prior written approval, which approval will not be unreasonably withheld, conditioned or delayed.  The installation of such antenna and all related wiring and equipment shall be performed during normal working hours and under the supervision of Landlord’s designated representative.  Notwithstanding the foregoing, Tenant shall not be entitled to install such an antenna (i) which is greater than three (3) meters in diameter (or more if same is not visible from the grounds adjacent to the Building or appropriately screened from view in accordance with Building standards), (ii) which is more than four (4) meters in height (or more if same is not visible from the grounds adjacent to the Building or appropriately screened from view in accordance with Building standards), (iii) if such installation would violate (or in a manner that would violate) any warranty with respect to the roof or structure of the Building, (iv) if such installation would materially, adversely affect (or in a manner that would materially, adversely affect) the structure or any of the building systems of the Building, or if such installation would require (or in a manner that would require) any structural alteration to the Building, or if such installation would disturb the roof membrane or make any other penetration on the roof or the exterior facade of the Building, unless Landlord in its sole and absolute discretion approves in writing such structural alteration or roof penetration, (v) if such installation would violate (or in a manner that would violate) any covenant, condition, or restriction of record affecting the Building or any applicable federal, state or local law, rule or regulation, (vi) unless all required approvals and consents of all holders of Mortgages encumbering the Building of whom Tenant has notice are obtained (to the extent required by the loan documents and requested by Landlord), (vii) unless Tenant has obtained and maintains at Tenant’s expense, and has submitted to Landlord copies of, all permits, licenses, special zoning variances, authorizations and approvals relating to such antenna and such installation and maintenance (including, without limitation, any permit required if a crane is necessary to place such antenna on the roof) and pays all taxes and fees related thereto, (viii) unless such antenna is white or of a beige or lighter color (or otherwise appropriately screened), (ix) unless such antenna is installed, at Tenant’s sole cost and expense, by a qualified contractor chosen by Tenant and approved in advance by Landlord, which approval shall not be unreasonably withheld, (x) if the installation or operation would materially interfere with or materially disrupt the use or operation of any other equipment (including antennae) on the roof of the Building on the Rent Commencement Date, (xi) unless Tenant obtains Landlord’s prior consent to the manner and time in which such installation work is to be done; and (xii) unless screened from view from the grounds adjacent to the Building in a manner and with materials reasonably acceptable to Landlord.  All plans and specifications concerning such installation shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, and Tenant shall reimburse Landlord’s reasonable and customary third-party expenses actually incurred in such review.  All maintenance, repairs and installations required after the initial installation of the antenna also shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, and Tenant shall reimburse Landlord’s reasonable and customary third-party expenses actually incurred in such review.  Any failure to complete

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the installation of the antenna and related equipment shall not delay the Rent Commencement Date.  Tenant shall have no right to any abatement or reduction in the Base Rent, Additional Rent or any other sums due or payable under this Lease if for any reason Tenant is unable to obtain any required approval for installation of an antenna, or is thereafter unable to use the antenna for any reason.

(b) Tenant shall not have access to any such antenna without Landlord’s prior consent, which consent shall be granted to the extent necessary or desirable for Tenant to perform its maintenance, repair, replacement or other obligations hereunder, and only if Tenant is accompanied by Landlord’s representative (if Landlord so requests and no emergency circumstances required otherwise, and provided such representative of Landlord does not interfere with or delay Tenant in exercising its rights or satisfying its obligations hereunder).  Any such access by Tenant shall be subject to reasonable rules and regulations relating thereto established from time to time by Landlord, including without limitation rules and regulations prohibiting such access unless Tenant is accompanied by Landlord’s representative, provided such representative of Landlord does not interfere with or delay Tenant in exercising its rights or satisfying its obligations hereunder.  Landlord shall have the right to access the Satellite Area at all times, provided Landlord does not unreasonably interfere with Tenant’s use of the Satellite Area and any antenna as provided herein.  Notwithstanding the foregoing, in the event Tenant is prevented or delayed from satisfying its obligations under this Article XXVI due to Landlord’s failure to consent to Tenant’s access to the Satellite Area and any such antenna and/or Landlord’s requirement of a Landlord escort, then Tenant’s obligations shall be excused until Landlord issues such consent and/or produces any such Landlord escort.

(c) At all times during the Lease Term, Tenant shall (i) perform maintenance and repairs so as to keep all said equipment in clean, good and safe condition and in a manner that avoids material interference with or material disruption to Landlord and other tenants of the Building, (ii) comply with all requirements of laws, ordinances, rules and regulations of all public authorities and insurance companies which shall impose any order or duty upon Landlord with respect to or affecting the antenna and/or associated wiring or Tenant’s use or manner of use thereof, and (iii) register the equipment, if required, with appropriate governmental authorities and keep same current.  All repairs and maintenance shall be performed by a qualified Approved Contractor.  Tenant shall pay and discharge all costs and expenses incurred in connection with the furnishing, installation, maintenance, operation and removal of the antenna.  All repairs and maintenance to the Building made necessary by reason of the furnishing, installation, maintenance, operation or removal of the antenna or any replacements thereof (including, without limitation, any invalidation of the roof warranty due to Tenant’s breach of its obligations hereunder) shall be at Tenant’s sole cost.  If the operation of the antenna shall require electrical power, Landlord may, at its sole option, install a separate meter, at Tenant’s sole expense, to measure such electrical consumption and Tenant shall pay for such consumption at the then-current price per kilowatt hour charged Landlord by the utility.  At the expiration or earlier termination of the Lease Term, or upon termination of the operation of the antenna and related equipment as provided in subsection (e) below, Tenant shall remove such antenna and related equipment from the Building and surrender the Satellite Area  in good condition, ordinary

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wear and tear and damage by fire, casualty and the elements excepted.  If Tenant fails to so remove the antenna and equipment in accordance with the foregoing, Landlord shall have the right to remove and dispose of such antenna and equipment, at Tenant’s sole cost and expense, and Landlord shall have no liability therefor.  Notwithstanding the foregoing to the contrary, in the event any repairs or maintenance to, or restoration of, the Building made necessary by reason of furnishing, installation, maintenance, operation or removal of the antenna or any replacements thereof are due to work performed or to be performed by DFTS pursuant to a separate agreement between DFTS and Tenant, then Landlord, and not Tenant, shall be responsible therefor at Landlord’s sole cost and expense.

(d) Upon at least thirty (30) days’ prior written notice to Tenant, Landlord shall have the right to require Tenant to relocate the antenna to another location of equivalent size; provided, however, that such relocation: (i) does not materially, adversely affect the operation of the antenna; and (ii) can be performed without any interruption in service.  Any such relocation shall be performed by Tenant at Landlord’s expense, and in accordance with all of the requirements of this Article XXVI.  Nothing in this Section shall be construed as granting Tenant any line of sight easement with respect to such satellite dish antenna; provided, however, that if Landlord requires that such antenna be relocated in accordance with the preceding two (2) sentences, then Landlord shall provide either (i) the same line of sight for such antenna as was available prior to such relocation, or (ii) a line of sight for such antenna which is functionally equivalent to that available prior to such relocation.

(e) It is expressly understood that by granting Tenant the license hereunder, Landlord makes no representation as to the legality of such antenna or its installation.  In the event that any federal, state, county, regulatory or other authority requires the removal or relocation of such antenna, Tenant shall remove or relocate such antenna at Tenant’s sole cost and expense, and Landlord shall under no circumstances be liable to Tenant therefor.  In addition, at Landlord’s sole option and discretion, Landlord may require Tenant, at any time prior to the expiration or earlier termination of this Lease, to terminate the operation of the antenna and related equipment if it is causing material physical damage to the structural integrity of the Building, materially interfering with any other service provided to the Building in existence as of the Rent Commencement Date or causing the violation of any condition or provision of this Lease.  The right granted to Tenant under this Article XXVI are non-exclusive, non-transferable (except to an Affiliate or in connection with a permitted sublease of the entire Premises or assignment of the Lease in its entirety pursuant to Article VII hereof), revocable license to use the Satellite Area solely in accordance with terms and conditions of this Article XXVI.

(f) Tenant shall indemnify and hold Landlord harmless from and against all costs, damages, claims, liabilities and expenses (including attorneys’ fees) suffered by or claimed against Landlord, directly or indirectly, based on, arising out of or resulting from any act or omission by Tenant or Tenant’s employees, agents, assignees, subtenants, contractors, clients, guests, licensees, customers or invitees with respect to the installation, use, operation, maintenance, repair, removal or disassembly of such antenna and related equipment (including,

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without limitation, any damage to other wires or equipment of the Building or other tenants/occupants of the Building).

(g) The antenna may be used by Tenant only in the conduct of Tenant’s customary business.  No assignee or subtenant shall have any rights pursuant to this Article except for an Affiliate or an assignee of the entire Lease or a subtenant of the entire Premises pursuant to a permitted assignment or sublease in accordance with Article VII hereof.

(h) Tenant shall maintain such insurance (in addition to that required by Article XII of this Lease) as is appropriate with respect to the installation, operation and maintenance of the antenna.  Landlord shall have no liability on account of any damage to or interference with the operation of the antenna, except for physical damage caused by Landlord’s gross negligence or willful misconduct not covered by Tenant’s insurance carried or required to be carried by said Article XII, and Landlord expressly makes no representations or warranties with respect to the capacity for an antenna placed on the roof of the Building to receive or transmit signals.  Except as otherwise expressly provided herein, the operation of the antenna shall be at Tenant’s sole and absolute risk. Tenant shall in no event materially interfere with the use of any other communications equipment located on the roof, or anywhere else in, the Building pursuant to leases or other agreements entered into prior to the date of the Lease and will reasonably cooperate with Landlord, at no cost or expense to Tenant, to avoid material interference with any other antennas or equipment installed in the future.

ARTICLE XXVII

GUARANTOR

The full and complete performance by Tenant of its obligations under the Lease shall be guaranteed by Rackspace Hosting, Inc., a Delaware corporation (“Guarantor”).  The Guarantor shall execute and deliver contemporaneously with Tenant’s execution of this Lease a guaranty in the form attached as Exhibit H hereto.

ARTICLE XXVIII

[*****]

ARTICLE XXIX

[*****]

[Signature Page Follows]

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In Witness Whereof, Landlord and Tenant have executed this Lease under seal on or as of the day and year first above written.

LANDLORD:

TARANTULA VENTURES LLC,
a Delaware limited liability company

By:          Tarantula Interests LLC, a Delaware
limited liability company,
its Managing Member

By:          Safari Ventures LLC, a Delaware
limited liability company,
its Managing Member

By:          DuPont Fabros Technology, Inc.,a Maryland corporation,
its Managing Member

By: /s/ Hossein Fateh
                Hossein Fateh
                President & CEO

TENANT:

RACKSPACE US, INC., a Delaware corporation

By: /s/ Alan Schoenbaum
Name: Alan Schoenbaum
Title: Sr. Vice-President and General Counsel

CONFIDENTIAL MATERIAL HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.  BOXES AND ASTERIXES DENOTE SUCH OMISSION

EXHIBITS

A           Description of Land

B           Floor Plan of Premises and Storage Space

B-1        Floor Plan of Office Space

B-2	[*****]

C	Declaration Affirming The Rent Commencement Date

D           Landlord’s Work

D-1        Shell Office Space Requirements

E           Rules and Regulations

F           Services Exhibit

G           Form of Subordination Non-disturbance Agreement

H           Form of Guaranty

I            Office Building Services and Utilities

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EXHIBIT A

Description of Land

LOT 1 IN ERNESCO IMPORTS CORP. SUBDIVISION.  A RESUBDIVISION OF LOTS 1 AND 2 IN GREAT—WEST INDUSTRIAL SUBDIVISION, A RESUBDIVISION OF PART OF LOT 269 IN CENTEX INDUSTRIAL PARK UNIT 151.  A SUBDIVISION IN THE SOUTHEAST ¼ OF SECTION 34, TOWNSHIP 41 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 13, 1986 AS DOCUMENT 86063318, IN COOK COUNTY, ILLINOIS

Permanent Tax/Assessor Parcel Number:  08-34-402-058,0000

A-1

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EXHIBIT B

Floor Plan of Premises and Storage Space

DuPont Fabros
Technology
Drawing Notes
Rackspace Storage Space
CH1
Pad 1,5,6,7, and 8

B-1

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EXHIBIT B-1

Floor Plan of Office Space

B1-1

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EXHIBIT B-2

[*****]

B2-1

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EXHIBIT C

Declaration Affirming The Rent Commencement Date

This Declaration is being provided pursuant to that certain Lease Agreement dated as of _____________, 200_ (the “Lease”), by and between Tarantula Ventures LLC (“Landlord”) and __________________ (“Tenant”).  The parties to the Lease desire to confirm the following:

1.           The Rent Commencement Date is ____________, 200_.

2.           Unless earlier terminated in accordance with the Lease, the initial term of the Lease shall expire on ____________, 20__.

[*****]

[Signatures on Following Page]

C-1

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In Witness Whereof, Landlord and Tenant have executed this Certificate under seal on _____________, 200_.

LANDLORD:

Tarantula Ventures LLC, a Delaware limited liability company

By:	Tarantula Interests LLC, a Delaware
limited liability company,
its Managing Member

By:	Safari Ventures LLC, a Delaware
limited liability company,
its Managing Member

By:	DuPont Fabros Technology, Inc., a Maryland corporation,
its Managing Member

By:____________________________
        Name:__________________________
        Title:___________________________

TENANT:

RACKSPACE US, INC., a Delaware corporation

By:_________________________________
Name: ______________________________
Title:________________________________

C-2

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EXHIBIT D

Landlord’s Work

CH1 Phase I is constructed as a mission critical facility capable of continuously serving approximately 18.2 megawatts of critical computer equipment load protected by an uninterruptible power system using inertial rotary storage.  CH1 is configured such that all heat loads in the building are continuously rejected to the outside of the facility, using a chilled water system as the primary cooling mechanism in the facility.  The improvements that have been constructed and installed include:

Exterior Architectural and Structural Work pursuant to schematic drawings
Electrical Service and Transformers
600v Distribution Switchgear
UPS System
Engine Generators
Static Transfer Switches (STS)
PDUs
Power Monitoring System (for power billing and system monitoring)
Fire Detection and Alarm System (including VESDA system)
Fire Alarm System (VESDA system)
Security System
Lightning Protection
Evaporative Chilled Water System with Centrifugal Chillers
HVAC Controls
Building Monitoring and Alarm System
Raised Floor (height per design requirements)
Loading Dock
Secure Single Point Entry
Common Area Restrooms
Elevator
Building Grounding System

D-1

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EXHIBIT D-1

Shell Office Requirements

•	Building structure including foundations, slab on grade, supported slabs and structural concrete.
•	Concrete floors ready to receive tenant finish.
•	Men’s and women’s toilet rooms in hallway substantially complete including plumbing and fixtures, paint and lighting per code.
•	Drinking fountains installed per code.
•	Electrical closets complete with tenant panel for power and lighting.
•	Building fire stairs complete.
•	Mechanical equipment rooms complete with air handlers and ductwork.
•	Mechanical penthouse substantially complete with base building equipment.
•	Elevators, cabs, frames and entries.
•	Primary HVAC loop ductwork from the mechanical rooms around the cores.
•	VAV boxes at ratio of one box with control thermostat per 2500 RSF (coiled up awaiting tenant walls).
•	Drywall ready for paint around columns, outside of cores and perimeter walls.
•	Fire alarm system with connections to base building equipment (tamper and flow switches, HVAC units, elevators, etc.). System to be sized to accept tenant devices.
•	Fire sprinkler pump (if required) with tamper and flow switches on the risers, sprinkler loop on each floor with heads in base building areas (toilet, mechanical, stair towers, penthouse, etc.).
•	Perimeter security system.
•	Exit lights at each building exit.
•	One (1) turned up sprinkler head for every 225 square feet.
•	Glass exterior perimeter walls.
•	[*****]
•	[*****]
•	Perimeter doors and hardware.

D-1-1

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EXHIBIT E

DuPont Fabros CH1

_____________________

STANDARD OPERATING
PROCEDURES, RULES AND REGULATIONS

Any material violation of these rules and regulations by Tenant shall constitute a default by Tenant under the Lease.

The following rules shall be applicable to the Property and Tenant’s activities therein:

Tenant shall not obstruct or encumber or use for any purpose other than ingress and egress to and from the Premises any sidewalk, entrance, passage, court, elevator, vestibule, stairway, corridor, hall or other part of the Building not exclusively occupied by Tenant.  No bottles, parcels or other articles shall be placed, kept or displayed on window ledges, in windows or in corridors, stairways or other public parts of the Building.  Tenant shall not place any showcase, mat or other article outside the Premises.

Where Landlord’s consent is required under these Rules and Regulations, Landlord shall not unreasonably withhold, condition, or delay such consent.  Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

Tenant shall have the right to attach, hang or use in connection with any window or door of the Premises any drape, blind, shade or screen to prevent any person outside the Premises from seeing into the Premises.  Landlord shall have the right to approve the type of window or door covering, which approval shall not be unreasonably withheld, conditioned or delayed.

Tenant shall not use the water fountains, water and wash closets, and plumbing and other fixtures for any purpose other than those for which they were constructed, and Tenant shall not place any debris, rubbish, rag or other substance therein (including, without limitation, coffee grounds).  All damages from misuse of fixtures shall be borne by the tenant causing same.

Tenant shall not construct, maintain, use or operate within the Premises any electrical device, wiring or apparatus in connection with a loudspeaker system or other sound system, in connection with any excessively bright, changing, flashing, flickering or moving light or lighting device, or in connection with any similar device or system, without Landlord’s prior written consent.  Tenant shall not construct, maintain, use or operate any such device or system outside of its Premises or within such Premises so that the same can be heard or seen from outside the Premises.  Tenant will not permit or allow any vapors, steam, water, vibrations, noises or other undesirable effects to emanate from the Premises or any equipment or installation therein, which in Landlord’s reasonable discretion, are objectionable or cause any interference with the safety, comfort or convenience of the Building by Landlord or its agents, servants, invitees or employees.

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Tenant shall not bring any child under the age of twelve (12) years old, animal, bird or pet of any kind into the Building, except seeing-eye or hearing-ear dogs for handicapped persons visiting the Premises.

Except as specifically provided to the contrary in the Lease and except in the office areas (including, without limitation, any network operations center), where customary microwave cooking and office kitchen use shall be permitted, Tenant shall not cook or permit any cooking on the Premises, except for microwave cooking and use of coffee machines by Tenant’s employees for their own consumption.  No food or drink of any kind is permitted in any raised floor environment.  Tenant shall not cause or permit any unusual or objectionable odor to be produced upon or emanate from the Premises.

[*****].  Tenant shall not place on any floor a load exceeding the floor load per square foot which such floor was designed to carry.  Landlord shall have the right to repair at Tenant’s expense any damage to the Premises or the Building caused by Tenant’s moving property into or out of the Premises or to require Tenant to do the same, in accordance with the terms and provisions of the Lease.

Except as otherwise provided herein, Tenant shall not place additional locks or bolts of any kind on any of the doors or windows, and shall not make any change in any existing lock or locking mechanism therein, without Landlord’s prior written approval, which shall not be unreasonably withheld or delayed.  Tenant shall keep doors leading to a corridor or main hall closed at all times except as such doors may be used for ingress or egress and shall lock such doors during all times the Premises are unattended.  Tenant shall, upon the termination of its tenancy: (a) restore to Landlord all keys and security cards to the Building and the Premises which were either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay the replacement cost thereof; and (b) inform Landlord of the combination of any lock, safe and vault in the Premises.  Tenant’s key system shall be consistent with that for the rest of the Building.

Subject to the terms and provisions of Article V of the Lease, Landlord shall require all persons not having permanent Access Badges admitted to the Building to show government-issued identification and to sign a register.

Tenant shall not permit or encourage any loitering in or about the Premises and shall not use or permit the use of the Premises for lodging, dwelling or sleeping.

Tenant shall not request Landlord’s employees to perform any work or do anything outside of such employees’ regular duties without Landlord’s prior written consent.  Tenant’s special requirements will be attended to only upon application to Landlord, and any such special requirements shall be billed to Tenant in accordance with the schedule of charges maintained by Landlord from time to time or as is agreed upon in writing in advance by Landlord and Tenant.  Tenant shall not employ any of Landlord’s employees for any purpose whatsoever without Landlord’s prior written consent.  Except as otherwise expressly provided herein, only Approved Contractors, Approved Vendors and/or Approved Fiber Providers, as applicable, will be

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permitted to furnish services to Tenant which require entry upon the Property, and only in accordance with the terms and provisions of the Lease and these Rules and Regulations.

There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.  Tenant shall be responsible for any loss or damage resulting from any deliveries made by or for Tenant.

Tenant shall not remove, alter or replace the ceiling light diffusers, ceiling tiles or air diffusers in any portion of the Premises without the prior consent of Landlord.

Tenant shall not in any manner deface any part of the Premises or the Building.  Except as otherwise expressly provided herein and/or in the Lease, no stringing of wires, boring or cutting shall be permitted except with Landlord’s prior written consent.

Tenant shall not bring or keep, or permit to be brought or kept, in the Building any weapon or, except as otherwise provided herein, flammable, combustible or explosive fluid, chemical or substance.

Tenant shall comply with all workplace smoking Laws.  There shall be no smoking in the Premises, the Building and the Common Areas.

Subject to the terms and provisions of Articles I and XXVI of the Lease, Tenant shall have no right of access to the roof of the Building and shall not install, repair or replace any satellite dish, antennae, fan, air conditioner or other devices on the roof of the Building without prior written consent of Landlord.  Any such device installed without such written consent shall be subject to removal, at Tenant’s expense, without notice, at any time.

Landlord may refuse admission to the Building to all persons except as otherwise provided in Section V of the Lease.

The Building loading docks, shall be used pursuant to procedures reasonably designated by Landlord.  Without limiting the generality of the foregoing, the Building loading docks may only be used for loading and unloading.  Tenants may not place any dumpsters or other trash receptacles at the loading docks or any other portion of the Building without prior approval of Landlord.

Except in the event of an emergency, Tenant shall not turn on, shutdown, adjust or permit to be turned on, shutdown or adjusted any PDUs, computer room air conditioners, fire alarm systems, security systems or other systems within the Premises without Landlord’s prior written approval and, in all cases, Tenant shall promptly notify Landlord’s Emergency Contacts in accordance with Section 5.3 of the Lease.  To the extent possible, a shutdown or adjustment shall be subject to the supervision of the Building engineer.

Tenant shall not install Direct Current {DC} power plants within the leased premises without Landlords prior written approval.

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Tenant shall not remove, alter or replace any equipment associated with the electrical, communications, mechanical, fire protection, security and all other facility infrastructure.  This shall include, without limitation, conduits, cable trays, cabling or other pathways which pass through the Premises but, subject to Article IX of the Lease, shall not include Tenant’s own conduits, cable trays, cabling or other pathways used exclusively by Tenant.

Tenant shall not install wiring below the raised floor without Landlord’s prior written approval in accordance with Section 9.2 of this Lease.

[*****].

Except as otherwise expressly provided herein, Tenant’s contractors or vendors may not use any space within the Building or Property for the storage or moving of materials or equipment (except on a temporary basis, as approved by Landlord in its reasonable discretion, to provide services to allow Tenant to operate in the Premises in accordance with the Permitted Uses) or for the location of a field office or facilities for the employees of any such contractor or vendor without Landlord’s prior written consent.  Landlord reserves the right to restrict the use of certain materials in the Building or on the Property if Landlord, in its reasonable discretion, determines that such materials are unsafe, provided Landlord shall not unreasonably interfere with Tenant’s use of the Premises for the Permitted Uses.

Trucks using the Building loading dock located on the lower level of the Building will load and discharge at the place or places designated by the duly authorized representative of Landlord in charge of such operation.

The Building loading dock is intended to be used for transferring freight to and from the Building.  The use of the Building loading dock by Tenant or any of its agents, servants, employees, representatives or contractors will be confined to such purpose, under the direction of, and pursuant to procedures established by, a duly authorized representative of Landlord in charge of such operation.  No storage or holding of freight at the loading dock awaiting the arrival of trucks, or awaiting transfer by Tenant from the loading dock to the Premises, will be permitted.  No automobiles of Tenant or any employee, agent, or invitee of Tenant may enter on or be stored in any portion of the Property, except in areas designated by Landlord.  Any violation of this rule or disregard of directions issued by Landlord will give Landlord the right, upon notice to Tenant’s Emergency Contacts, to transfer, remove or store the applicable freight or automobile.  When such transfer, removal or storage is performed by or for Landlord in accordance with this provision, any and all expense associated therewith will be at Tenant’s sole cost and expense.  Landlord will not be responsible for any loss or damage to any freight or automobile as a result of such transfer, removal, or storage except to the extent the same arises as a result of Landlord’s negligence or willful misconduct.

Tenant shall not, under any circumstances, permit the accumulation of sweepings or any other rubbish in the expansion joints of those portions of the Building located outside of the Premises, and all such sweepings or rubbish shall be removed daily by Tenant in such manner as Landlord shall reasonably direct.  Except as otherwise expressly provided herein, Tenant will not place machinery or equipment in a position so that such machinery or equipment straddles an

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expansion joint, or erect a partition which intersects an expansion joint.  Tenant shall not broom sweep any portion of the Property outside of the Premises; Tenant shall clean dust, debris, and similar materials by use of a vacuum.  Tenant shall clean the Premises in accordance with Section 13.3 of the Lease.

All damage to the Building caused by Tenant moving or using any heavy equipment or other office equipment or furniture shall be repaired by Tenant or otherwise at the expense of Tenant.

The moving of all heavy equipment and furniture may occur only with Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned, or delayed.  Safes and other heavy equipment, furniture and machinery must be moved through the halls and corridors on plywood or, depending on the weight, steel bearing plates.  No oversized or bulky freight will be received into the Building or carried in the elevators except as approved in advance by Landlord.

Tenant shall have the right to receive or ship fixtures, equipment or articles related to the Permitted Uses 24 hours a day, 7 days a week through facilities, doors and elevators designated by Landlord.

Tenant will, at its expense, comply with Landlord’s reasonable waste management, disposal and recycling requirements Landlord may, upon request of Tenant, waive Tenant’s compliance with any of these Rules and Regulations, provided that (a) no waiver shall be effective unless signed by Landlord, (b) no waiver shall relieve Tenant from the obligation to comply with such Rules and Regulations in the future unless otherwise agreed in writing by Landlord, and (c) no waiver shall relieve Tenant from any liability for any loss or damage resulting from Tenant’s failure to comply with any of these Rules and Regulations.

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Exhibit F
Services Exhibit

A.           DEFINITIONS

All capitalized terms not defined herein shall have the meanings ascribed to them in the Lease.

(a)           “Building Management System” (the “BMS”) shall refer to an environmental diagnostic system for power, temperature and humidity, with remote sensors located in the Tenant Space and capable of providing monitoring at the level specified herein.

(b)           “CBEMA Curve” means 208V AC line voltage, as measured at the PDU and maintained within the “No Interruption in Function Region” described in the ITI CBEMA Curve in Appendix 1 attached hereto.

(c)           “Computer Room Air Conditioning Unit(s)” or “CRAC(s)” shall mean the individual air conditioning/cooling devices that regulate temperature within the Premises raised floor space.

(d)           “Environmental Conditions” means the temperature and humidity conditions in the Tenant Space as described in Section B.i.

(e)           “HVAC” shall mean the heating, ventilation, and air conditioning system used for regulation of the Environmental Conditions and air filtering.

(f)           “HVAC Deficiency” is defined in Section B.i.  A momentary interruption resulting from a switch from utility power to back-up or generator power shall not constitute a HVAC Deficiency.

(g)           “HVAC Demand” shall mean the quantity of HVAC required to reject the heat generated by the consumption of electricity within a Pod in order for Tenant to sufficiently conduct its business operations in such Pod.

(h)           “Power Deficiency” is defined in Section B.ii.

(i)           “Power Distribution Unit” (“PDU”) is defined as an electrical distribution component that steps down the building distribution voltage to the 120/208V level for use as branch circuit distribution to the computing equipment.

(j)           “Service Deficiency” means a Power Deficiency or a HVAC Deficiency.

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(k)           “Tenant Space” is the Premises, as defined in the Lease, which includes the Pods and Office Space.

B.           DESCRIPTION OF SERVICES

i.           Environmental Conditions

Landlord shall, at all times throughout the Lease Term, use commercially reasonable, diligent efforts to maintain environmental conditions for temperature and humidity (“Environmental Conditions”) in accordance with those described in the “Recommended” range for a Class 1 Data Center Environment as defined by ASHRAE TC 9.9 “Thermal Guidelines for Data Processing Environments,” as such guidelines may be modified, revised and supplemented from time to time (the “ASHRAE Guidelines”), and Landlord shall at all times throughout the Lease Term, maintain Environmental Conditions in accordance with those described in the “Allowable” Range for a Class 1 Data Center Environment under the ASHRAE Guidelines.  Landlord will place up to ten (10) temperature sensors at various locations around each 1.3 megawatt Pod, and five (5) temperature sensors in each .433 megawatt Pod, in amounts, at locations and at times during the Phasing Period reasonably agreed upon by both the Landlord and Tenant.  Sensors shall be monitored 24x7 by the BMS.

Landlord shall use the BMS to proactively and continuously monitor Environmental Conditions at the sensor locations within each Pod.  These monitors or data collection points shall be dispersed within the Pod to record rack inlet Environmental Conditions and not be limited to collection of return air at the CRAC units.  [*****].

In the event that any BMS monitor or data collection point detects an Environmental Condition reading outside the “Recommended Range” per the ASHRAE Guidelines in any of the Pods of the Premises, an alarm will be triggered within the BMS specifying the Pod and location of the fault and Landlord shall immediately undertake all commercially reasonable action to cure the event and resolve the issue, which Landlord shall pursue diligently until the Environmental Condition is within the Recommended Range.  [*****].  Furthermore, in the event of a HVAC Deficiency, Landlord shall immediately undertake all commercially reasonable, best efforts to cure such HVAC Deficiency and resolve such HVAC Deficiency, which Landlord shall pursue diligently until the HVAC Deficiency is cured.  Landlord shall immediately notify Tenant’s Emergency Contacts in the event of a HVAC Deficiency in accordance with Article V of the Lease, and Landlord will maintain periodic contact with Tenant until the HVAC Deficiency is cured.

ii.           Power Quality and Power Availability

Landlord shall provide continuous electrical power, at all times to the load side of each PDU in accordance with recommendations for the AC power input envelope or curve formerly known as “CBEMA,” published by the TC3 of the Information Technology Industry Council in 2000 and attached as Appendix 1 hereto.  Voltage shall remain within

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the region identified as the “No Interruption In Function Region.”  Landlord shall maintain a BMS with event capture capabilities that will track compliance with this provision of CBEMA at the PDU level.

Tenant may, at its own expense and with Landlord’s consent (which may not be unreasonably withheld), procure the installation of a Branch Circuit Monitoring system (BCM) to allow for monitoring power quality and availability of each circuit on the load side of the PDU.

[*****].

Landlord will provide Tenant annually with a maintenance schedule for the current Lease Year that targets the calendar month(s) in which Landlord will perform planned standard electrical maintenance and major power maintenance.  [*****] Landlord shall in all events provide Tenant with at least two (2) Business Days’ advance notice of the date of performance of any such planned standard electrical maintenance or major power maintenance.  Landlord may deviate from the maintenance schedule, provided that such changes shall not unreasonably interfere with Tenant’s beneficial use of the Premises.

In the event of a Power Deficiency for any reason, Landlord shall use all commercially reasonable, best efforts to immediately return all Critical Load Power to [*****]. Landlord will immediately notify Tenant’s Emergency Contacts of any Power Deficiency in accordance with Article V of the Lease, and Landlord will maintain periodic communication until all Critical Load Power is returned to [*****].

iii.           Maintenance and Operations

(a)           24x7 On-site Facilities Engineering Staff

As part of Landlord’s Repair and Maintenance Obligations, Landlord shall maintain [*****] onsite 24 hours a day, 7 days per week, who is qualified in their respective craft, and trained in systems, operations, procedures, and policies that are specific to the Building.

(b)           System Tests

As part of Landlord’s Repair and Maintenance Obligations, Landlord shall perform and document manufacturer recommended and all industry standard maintenance, repairs and confidence tests on all building systems and back-up systems to ensure ongoing operation and to validate that they operate properly under their rated load and design conditions as often as is recommended by the manufactures or is customary in the industry for first-class data centers, whichever is more frequent.  All such maintenance, repairs and tests shall be conducted in accordance with best industry practices, and at such intervals recommended by the original equipment manufacturers and recognized industry

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experts.  Under normal conditions, Landlord shall not utilize Tenant’s equipment as the test load when troubleshooting or performing functional testing following maintenance activities.  [*****]. Landlord shall in all events provide Tenant with at least two (2) Business Days’ advance notice of the actual date on which maintenance or testing that will subject Tenant’s circuits to intentional power source transfers shall be performed.

iv.           Notifications

Notifications and alerts related to Service Deficiencies, whether generated electronically by the BMS, other electronic means or manually by security staff will be communicated in accordance with Sections B.i. and B.ii. above, as applicable.

C.           [*****]

D.           GENERAL

Notwithstanding any provision to the contrary contained in this Exhibit F, neither Landlord nor the Management Company shall be obligated to perform any services requested by Tenant in addition to the services Landlord is obligated to provide or perform pursuant to the terms and provisions of the Lease, to the extent such additional services are beyond, or in conflict with, the documented design parameters of the Building and any industry-standard equipment, fixtures and installations thereto or thereon.  Any and all costs and expenses that are approved by Tenant in writing and incurred by Landlord and/or the Management Company in performing the services required hereunder shall be included in Operating Expenses under the Lease.

E.           [*****]

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EXHIBIT G

Subordination, Non-disturbance and Attornment Agreement

Recorded at the Request of and After Recording Return to:

William F. Timmons, Esq.
McKenna Long & Aldridge LLP
303 Peachtree Street, Suite 5300
Atlanta, Georgia  30308

SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT

Grantor #1 (Landlord):                                         TARANTULA VENTURES LLC, a Delaware limited liability company

Grantor #2 (Tenant):                                             RACKSPACE US, INC., a Delaware corporation

Grantee (Lender):                                                  KEYBANK NATIONAL ASSOCIATION, AS AGENT

Abbreviated Legal Description:

Official Legal Description on Exhibit A

Assessor’s Tax Parcel ID #                                08-34-402-058-0000

Reference No.                                                       N/A

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SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the “Agreement”) is made as of the ____ day of _________________, 2009 by and between:

KEYBANK NATIONAL ASSOCIATION,
a national banking association, as Agent
having an address at
127 Public Square
Cleveland, Ohio 44114
(“Lender”),

and

RACKSPACE US, INC., a Delaware corporation
having an address at
5000 Walzem Road
San Antonio, Texas 78218
(“Tenant”).

RECITALS:

A.           Tenant is the holder of a leasehold estate in a portion of those certain premises located in the County of Cook, State of Illinois, and more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”) under and pursuant to the provisions of a certain lease (as amended, the “Lease”) dated July ____, 2009 by and between Tarantula Ventures LLC, a Delaware limited liability company, as landlord (“Landlord”), and Rackspace US, Inc., a Delaware corporation, as tenant (“Tenant”);

B.           Landlord is the owner in fee simple of the Property and the landlord under the Lease; and

C.           Lender is the agent for lenders which have made a loan to Grizzly Ventures LLC, a Delaware limited liability company, as borrower (“Borrower”), an affiliate of Landlord, having its principal place of business at 1212 New York Avenue, N.W., Suite 900, Washington, D.C.  20005, evidenced or to be evidenced by a promissory note or notes made by Borrower to the order of such lenders (collectively, the “Note”) and secured or to be secured by that certain Construction Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of December 20, 2007 (as modified, amended or restated from time to time, the “Security Instrument”), and that certain Assignment of Leases and Rents granted by Landlord to or for the benefit of Lender and encumbering the Property (the “Assignment of Rents”) granted by Landlord to or for the benefit of Lender and encumbering the Property; and

D.           Tenant has agreed to subordinate the Lease to the lien of the Security Instrument and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

AGREEMENT:

For good and valuable consideration, Tenant and Lender agree as follows:

1.           SUBORDINATION.   Subject to the terms hereof, Tenant agrees that the Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the lien of the Security Instrument and to all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof, to the extent of all sums

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secured thereby and advances made thereunder with the same force and effect as if the Security Instrument had been executed, delivered and recorded prior to the execution and delivery of the Lease.

2.           NON-DISTURBANCE.    If any action or proceeding is commenced by Lender for the foreclosure of the Security Instrument or the sale of the Property, Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not result in the termination of the Lease or disturb the Tenant’s possession or use of the premises demised thereunder, and the sale of the Property in any such action or proceeding and the exercise by Lender of any of its other rights under the Note or the Security Instrument shall be made subject to all rights of Tenant under the Lease and shall not disturb Tenant’s right of possession or use of the premises demised thereunder, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant’s part to be observed or performed beyond any applicable notice or grace period.

3.           ATTORNMENT.    If Lender or any other subsequent purchaser of the Property shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument (Lender or such other purchaser being hereinafter referred to as “Purchaser”), and the conditions set forth in Section 2 above have been met at the time Purchaser becomes owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Purchaser and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Purchaser and Purchaser by virtue of such acquisition of the Property shall be deemed to have agreed to accept such attornment, whereupon, subject to the observance and performance by Tenant of all the terms, covenants and conditions of the Lease on the part of Tenant to be observed and performed, Purchaser shall recognize the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term with the same force and effect as if Purchaser were the lessor under the Lease subject to the terms of Section 4 of this Agreement; provided, however, that Purchaser shall not be:

(a)
liable for the failure of any prior landlord (any such prior landlord, including Landlord and any successor landlord, being hereinafter referred to as a “Prior Landlord”) to perform any of its obligations under the Lease which have accrued prior to the date on which Purchaser shall become the owner of the Property, provided that the foregoing shall not limit Purchaser’s liability for, and obligations under the Lease to correct, any conditions that (i) existed as of the date Purchaser shall become the owner of the Property and (ii) violate Purchaser’s obligations as landlord under the Lease; provided further, however, that Purchaser shall have received written notice of such omissions, conditions or violations and has had an opportunity to cure the same as provided in Section 5 below, all pursuant to the terms and conditions of the Lease;

(b)
subject to any offsets, defenses, abatements or counterclaims which shall have accrued in favor of Tenant against any Prior Landlord prior to the date upon which Purchaser shall become the owner of the Property, except for (i) the right to recapture from rent any reasonable amounts expended by Tenant to cure a default of any Prior Landlord for which Lender had received a copy of notice pursuant to the terms hereof and would have been required to cure upon succeeding to the interest of Prior Landlord, and (ii) any rental abatements and/or credits available to Tenant pursuant to Section 3.1, Article 16 or Article 17 of, or the Services Exhibit attached as Exhibit F to, the Lease;

(c)
liable for damages for any breach, act or omission of any Prior Landlord which have accrued prior to the time Purchaser succeeded to any Prior Landlord’s interest under the Lease by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument;

(d)	liable for the return of rental security deposits, if any, paid by Tenant to any Prior Landlord in accordance with the Lease unless such sums are actually received by Purchaser;

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(e)	bound by any obligation which may appear in the Lease to perform any initial improvement work to the Property to prepare the premises demised under the Lease for occupancy by Tenant;

(f)
bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one (1) month in advance to any Prior Landlord unless (i) such sums are actually received by Purchaser or (ii) such prepayment shall have been expressly approved of by Purchaser;

(g)
subject to the terms and provisions of Section 7 below, bound by any obligation to make any payment to Tenant which was required to be made prior to the time Purchaser succeeded to any Prior Landlord’s interest under the Lease by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument, except for any payments resulting from any rental abatements and/or credits available to Tenant pursuant to Section 3.1, Article 16 or Article 17 of, or the Services Exhibit attached as Exhibit F to, the Lease;

(h)
bound by any amendment or modification of the rent, term or other material term of the Lease made without Lender’s or Purchaser’s prior written consent prior to the time Purchaser succeeded to Landlord’s interest, provided, however, that no consent from Lender or Purchaser shall be required to any amendment or modification (including, without limitation, termination) of the Lease either expressly provided for in the Lease or entered into as a result of Tenant’s exercise of any renewal, expansion, first refusal, first offer or other options or rights contained in the Lease; or

(i)
responsible for the making of repairs in or to the Property in the case of damage or destruction to the Property or any part thereof due to fire or other casualty or by reason of condemnation unless Purchaser is obligated under the Lease to make such repairs and Purchaser receives insurance proceeds (or would have received insurance proceeds if Purchaser maintained the insurance required of Landlord under Article XII of the Lease) or condemnation awards sufficient to finance the completion of such repairs.

In the event that any liability of Purchaser does arise pursuant to this Agreement, such liability shall be limited and restricted to Purchaser’s interest in the Property (and the rents, issues and profits derived therefrom and, in the event of a sale thereof, the proceeds of any such sale) and shall in no event exceed such interest.

4.           NOTICE TO TENANT.  After written notice is given to Tenant by Lender that the Landlord is in default under the Note and the Security Instrument and that the rentals under the Lease should be paid to Lender pursuant to the terms of the Assignment of Rents executed and delivered by Landlord to Lender in connection therewith, Tenant shall thereafter pay to Lender or as directed by the Lender, all rentals and all other monies due or to become due to Landlord under the Lease and Landlord hereby expressly authorizes Tenant to make such payments to Lender and hereby releases and discharges Tenant from any liability to Landlord on account of any such payments.

5.           NOTICE TO LENDER AND RIGHT TO CURE.  Subject to the terms and provisions of this Section 5 contained herein below, Tenant further agrees that, notwithstanding any provisions of the Lease other than the Services Exhibit attached as Exhibit F to the Lease and except as otherwise expressly provided herein below, no cancellation or termination of the Lease and no abatement or reduction of the rent or management fees payable thereunder due to a default on the part of Landlord under the Lease shall be effective unless Lender has received notice of the same and has failed within thirty (30) days after both Lender’s receipt of said notice and the time when Lender shall have become entitled under the Security Instrument to remedy the same, to commence to cure the default which gave rise to the cancellation or termination of the Lease or abatement or reduction of the rent or management fee payable thereunder and thereafter fails to diligently prosecute such cure to completion, provided that in the event Lender cannot commence such cure without possession of the Property, no cancellation or termination of the Lease and no abatement or reduction of the rent or management fees payable thereunder shall be effective if Lender commences judicial or non judicial proceedings to obtain possession within such thirty (30) day period and thereafter diligently prosecutes such efforts and cure to completion.  Notwithstanding the foregoing, Lender shall have no obligation to cure any default by Landlord except as provided in Section 3 above in the event

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Lender shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument.  Furthermore, notwithstanding anything to the contrary contained herein, the requirements of notice and an opportunity to cure afforded to Lender as set forth in this Section 5 shall not apply to any rent abatements and/or credits or termination rights: (a) set forth in Part C. of the Services Exhibit attached as Exhibit F to the Lease or (b) (i) that do not arise from a default on the part of the “Landlord” under the Lease and/or (ii) for which such a right or remedy in favor of Tenant ensues without the requirement of notice and an opportunity to cure being afforded to Landlord; provided, however Tenant agrees to notify Lender as provided in Section 8 below of any default on the part of Landlord under the Lease which would entitle Tenant to cancel or terminate the Lease or to abate or reduce the rent or management fees payable thereunder.

6.           CASUALTY AND CONDEMNATION.  Tenant understands and agrees that if the Property or any portion thereof are damaged by fire or other casualty, or are taken by eminent domain proceedings, any insurance proceeds or condemnation awards attributable to such casualty or condemnation proceeding shall be subject to, and shall be distributed in accordance with, the terms of the Security Instrument and other documents relating to the Loan.

7.           OFFICE SPACE ALLOWANCE.  Notwithstanding anything to the contrary contained herein, in the event Purchaser shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument and Tenant provides Purchaser written notice that Landlord failed to pay or credit when due all or any portion of the Office Space Allowance (as defined in the Lease) (“Tenant Allowance Notice”), then, within thirty (30) days of its receipt of the Tenant Allowance Notice, Purchaser shall issue a credit(s) against monthly Base Rent due under the Lease in an amount equal to the total amount of the Office Space Allowance due Tenant as required under Sections 9.1(b) and 9.1(c) of the Lease (“Build-out Rental Credits”).  The total of Build-out Rental Credits to be credited by Purchaser to Tenant in a single calendar month for such month shall not exceed one hundred percent (100%) of the Base Rent due under the Lease for such month and any unapplied balance of the Build-out Rental Credits shall be carried forward to the next month for which Base Rent is payable.  Landlord hereby acknowledges and agrees to provide Lender with copies of any written correspondence from Landlord to Tenant regarding the credit or application of the Office Space Allowance, provided, that, Landlord’s failure to so provide any such copies of written correspondence to Lender shall in no way affect or impair Tenant’s rights and entitlements under this Section 7.

8.           NOTICES. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission if confirmed receipt is obtained:

If to Tenant:                          Rackspace US, Inc.
5000 Walzem Road
San Antonio, Texas 78218
Attention: General Counsel
Facsimile: (210) 312-4848

With a copies to:                 Rackspace US, Inc.
                                               5000 Walzem Road
                                               San Antonio, Texas 78218
                                               Attention: Director of Real Estate
                                               Facsimile: (210) 312-4300

                                               Smith, Robertson, Elliott, Glen, Klein & Bell, L.L.P.
221 West 6th Street, Suite 1100
Austin, Texas 78701

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Attention: Gavin P. Klein
Facsimile: (512) 225-5838

If to Lender:                          KeyBank National Association, as Agent
127 Public Square
Cleveland, OH  44114
Attention:  Real Estate Capital Services, John C. Scott
Facsimile: (216) 689-5819

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 8, the term “Business Day” shall mean a day on which commercial banks are not authorized or required by law to close in the state where the Property is located. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

9.            SUCCESSORS AND ASSIGNS.   This Agreement shall be binding upon and inure to the benefit of Lender, Tenant and Purchaser and their respective successors and assigns.

10.           GOVERNING LAW.   This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of Illinois and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of Illinois.

11.           MISCELLANEOUS.   This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.  Landlord and Lender each acknowledge and agree that neither the Security Instrument nor any other instrument evidencing, securing or relating to Lender’s interest in the Property does or shall cover, or be construed as subjecting in any manner to the liens thereof, any of the improvements, personal property, trade fixtures, equipment or facilities located in or about the Property that is owned, financed, licensed and/or leased by Tenant.  Subject to the terms and provisions of Section 3(h) above regarding amendments or other modifications to the Lease, Lender agrees that this Agreement satisfies any condition or requirement in the Security Instrument relating to the approval by Lender of the Lease.  Tenant, Landlord and Lender each represents and warrants to the other that the individual signing on its behalf hereinbelow has the right, power and authority to so execute this Agreement.

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IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

LENDER:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent

By:	_____________________
Name: _____________________
Its:	_____________________

STATE OF  _____________________    )

COUNTY OF   ___________________    )

On _____________, 2009 before me,                                                             , Notary Public, personally appeared                                                                                 , personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as ______________ of KeyBank National Association, a national banking association, as Agent, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My commission expires:

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TENANT:

RACKSPACE US, INC., a Delaware corporation

By: ____________________________________
Name: __________________________________
Its: ____________________________________

STATE OF  _____________________  )

COUNTY OF   ___________________  )

On _____________, 2009 before me,                                                             , Notary Public, personally appeared                                                                                 , personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as ____________________ of Rackspace US, Inc., a Delaware corporation, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My commission expires:

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The undersigned hereby joins in the execution of this Agreement in order to evidence its acceptance of, and agreement to, the provisions of Section 4 hereof.

LANDLORD:

TARANTULA VENTURES LLC, a Delaware limited liability company

By:           Tarantula Interests LLC, a Delaware limitedliability company, its Managing Member

By:           Safari Ventures LLC, a Delaware limited liabilitycompany, its Managing Member

By:           DuPont Fabros Technology, Inc., aMaryland corporation, its Managing Member

By:  ____________________________________
Name: ___________________________________
Title: ____________________________________
Dated: ___________________________________

STATE OF _____________________      )

COUNTY OF   _____________________ )

On _____________, 2___ before me,                                                             , Notary Public, personally appeared                                                                                 , personally known to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity as _____________ of DuPont Fabros Technology, Inc., a Maryland corporation, the Managing Member of Safari Ventures LLC, a Delaware limited liability company, the Managing Member of Tarantula Interests LLC, a Delaware limited liability company, the Managing Member of Tarantula Ventures LLC, a Delaware limited liability company, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

My commission expires:

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Exhibit “A”
Legal Description

LOT 1 IN ENESCO IMPORTS CORP. SUBDIVISION, A RESUBDIVISION OF LOTS 1 AND 2 IN GREAT-WEST INDUSTRIAL SUBDIVISION, A RESUBDIVISION OF PART OF LOT 269 IN CENTEX INDUSTRIAL PARK UNIT 151, A SUBDIVISION IN THE SOUTHEAST ¼ OF SECTION 34, TOWNSHIP 41 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 13, 1986 AS DOCUMENT 86063318, IN COOK COUNTY, ILLINOIS.

Permanent Tax/Assessor Parcel Number: 08-34-402-058-0000

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EXHIBIT H

Form of Guaranty

THIS GUARANTY is made as of January ____, 2009, by RACKSPACE HOSTING, INC., a Delaware corporation, having an address at 5000 Walzem Road, San Antonio, Texas 78218 ("Guarantor"), to TARANTULA VENTURES LLC, a Delaware limited liability company ("Landlord"), having an address at 1212 New York Avenue, N.W., Suite 900, Washington, D.C. 20005.

WHEREAS, Landlord has leased to Rackspace US, Inc., a Delaware corporation ("Tenant"), certain space (the "Premises") in the data center facility known as CH1 and located in Elk Grove Village, Illinois, pursuant to that certain Deed of Lease by and between Landlord and Tenant dated as of _______________, 2009 (the "Lease");

WHEREAS, Guarantor is materially benefited by the Lease, and Guarantor’s executing this Guaranty is a material inducement to Landlord to enter into the Lease.

NOW THEREFORE, in consideration of the premises, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees with Landlord as follows:

1.           Guarantor unconditionally and irrevocably guarantees that all sums stated in the Lease to be payable by Tenant shall be promptly paid in full when due in accordance with the Lease and that Tenant shall perform and observe its covenants thereunder.  If any such sum or covenant is not timely paid, performed or observed, then Guarantor shall, within ten (10) business days of receipt of written demand from Landlord, pay the same regardless of (a) whether Landlord shall have taken any steps to enforce any rights against Tenant or any other person, (b) termination of the Lease as a result of Tenant’s default, or (c) any other condition or contingency; provided that no such demand shall be made unless (i) with respect to payments of Base Rent and/or Additional Rent, an Event of Default has occurred, or (ii) with respect to payment of other sums, Tenant has defaulted in the payment of such sum, both Tenant and Guarantor have received written notice from Landlord of such default and such defaults shall have remained uncured for a period of twenty (20) days after both Tenant and Guarantor have received notice.  Guarantor shall also pay all reasonable expenses of collecting such sum or any part thereof or of otherwise enforcing this Guaranty, including reasonable attorneys’ fees.  This Guaranty is irrevocable, unconditional and absolute.

2.           Guarantor’s obligations and covenants under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following, whether or not Guarantor has been notified thereof or consented thereto: (i) Landlord’s waiver of the performance or observance by Guarantor or any other party (other than Tenant) of any covenant or condition contained in the Lease or this Guaranty; (ii) any extension, in whole or in

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part, of the time for payment by Tenant or Guarantor of any sums owing or payable under the Lease or this Guaranty, or of any other sums or obligations under or arising out of or on account of the Lease or this Guaranty, or the renewal of the Lease or this Guaranty; (iii) any assignment of the Lease or subletting of the Premises or any part thereof; provided, that, in the event Tenant assigns all of its interest in the Lease or subleases its interest in the Premises in its entirety, other than to an Affiliate, Guarantor shall not be liable hereunder for any option periods, renewals, extensions or modifications of the Lease negotiated or effected between Landlord and any such assignee/sublessee, unless Guarantor otherwise agrees in writing; (iv) any modification or amendment (whether material or otherwise) of any of the obligations of Tenant or Guarantor under the Lease or this Guaranty; (v) the doing or the omission of any act referred to in the Lease or this Guaranty (including the giving of any consent referred to in the Lease or this Guaranty); (vi) Landlord’s failure or delay to exercise any right or remedy available to Landlord or any action on the part of Landlord granting indulgence or extension in any form whatsoever; (vii) the voluntary or involuntary liquidation, dissolution, sale of any or all of the assets, marshaling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, Tenant or Guarantor or any of Tenant’s or Guarantor’s assets; or (viii) the release of Guarantor from the performance or observation of any covenant or condition contained in the Lease or this Guaranty by operation of law.

3.           To the extent not prohibited by law, Guarantor hereby expressly waives (a) any right Guarantor may now or hereafter have to any hearing prior to the attachment of any real or personal property to satisfy Guarantor’s obligations, and (b) the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt.

4.           No rejection, disaffirmance or termination of the Lease by Tenant or Tenant’s trustee in bankruptcy pursuant to bankruptcy law or any other law affecting creditors’ rights, shall be effective to release and/or terminate the continuing liability of Guarantor to Landlord under this Guaranty.

5.           Notice of acceptance of this Guaranty and notice of any obligations or liabilities contracted or incurred by Tenant are hereby waived by Guarantor.  Guarantor hereby waives presentment, notice of dishonor, protest and notice of non-payment or non-performance.

6.           This Guaranty shall be construed in accordance with the laws of the jurisdiction in which the Premises are located, without giving reference to conflict of law principles.

7.           This Guaranty may not be modified or amended except by a written agreement duly executed by Guarantor and Landlord.

8.           Subject to Guarantor’s right to avail itself of any defenses available to Tenant, Guarantor’s liability shall be primary and joint and several with that of Tenant.  Landlord may proceed against Guarantor under this Guaranty without initiating or exhausting any remedy against Tenant, and may proceed against Tenant and Guarantor separately or concurrently.  If Guarantor consists of more than one person or entity, the liability of each person

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or entity comprising Guarantor shall be joint and several with that of all other persons or entities comprising Guarantor, and Landlord may proceed separately or concurrently against any or all persons or entities comprising Guarantor.

9.           Within ten (10) business days after Landlord’s written request, Guarantor shall execute and deliver to Landlord a written statement certifying any reasonable matter concerning this Guaranty or the Lease as Landlord may reasonably request.

10.           Any notice which Landlord may elect to send shall be binding upon Guarantor if delivered by overnight delivery by a nationally recognized carrier, or if sent by certified or registered mail, return receipt requested, postage prepaid, to Guarantor’s address as set forth in Section 24.6 of the Lease, .

11.           All actions or proceedings arising in connection with this Guaranty shall be litigated only in a court of competent jurisdiction in the jurisdiction in which the Premises are located.  Each person or entity comprising Guarantor consents to the jurisdiction of the courts of such jurisdiction, waives any objection to the venue of any action filed in any court situated in such jurisdiction, and waives any right under the doctrine of forum non-conveniens, or otherwise, to transfer any such action filed in any such court to any other court.

12.           This Guaranty shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

13.           Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Lease.

14.           THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT EITHER BY LANDLORD OR THE UNDERSIGNED (OR ANY OF THEM) AGAINST THE OTHER WITH RESPECT TO ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED TO THE LEASE OR THIS GUARANTY.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed under seal as of the date first above written.

WITNESS:	GUARANTOR:
Rackspace Hosting, Inc., a Delaware corporation
By: Name: Title:

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EXHIBIT I

OFFICE BUILDING SERVICES AND UTILITIES

1.           Water service for use in the lavatories on the floor on which the Office Space is located and cold water service at the riser for use in the Office Space, including any kitchenette located therein.

2.           Heat and air conditioning in season 24 hours per day, 7 days per week, at such temperatures and in such temperature ranges and at such humidity levels as are consistent with comparable office buildings in the Chicago, Illinois metropolitan area.  Tenant shall have the right, at Tenant’s sole cost and expense, to install one (1) or more supplemental HVAC units to service the Office Space.

3.           Maintenance and repair of the Office Building as described in Section 8.2 of the Lease.

4.           Janitorial service customarily provided by owners of comparable office buildings in the Chicago, Illinois metropolitan area, five days per week (excluding Holidays).

5.           Exterior window washing at such intervals as reasonably determined by Landlord.

6.           Electricity to the Office Space at a rate of 8 watts per rentable square feet.

7.           Security for the Office Building in accordance with Article V of the Lease.

8.           Use of Office Space Conduits in accordance with Section 11.3 of the Lease.

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CONFIDENTIAL MATERIAL HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISION.  BOXES AND ASTERIXES DENOTE SUCH OMISSION

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